Exhibit 10.13

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OPTION AND LICENSE AGREEMENT

BY AND BETWEEN

SCHOLAR ROCK, INC. AND

JANSSEN BIOTECH, INC.

DATED AS OF DECEMBER 17, 2013

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OPTION AND LICENSE AGREEMENT

THIS OPTION AND LICENSE AGREEMENT (this “Agreement”) is dated as of December 17, 2013 (the “Effective Date”) by and between Scholar Rock, Inc., a Delaware company having its principal place of business at 300 Third St., 4th Floor, Cambridge, MA 02142 (“Scholar Rock”), and Janssen Biotech, Inc., a Pennsylvania corporation having its principal place of business at 800/850 Ridgeview Drive, Horsham, PA 19044 (“JBI”).  Scholar Rock and JBI are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Scholar Rock is conducting early stage drug discovery research efforts to develop drugs that target the transforming growth factor beta and the bone morphogenetic protein families of proteins;

WHEREAS, Scholar Rock and JBI shall establish a collaborative research program to generate Licensed Products for use in the Field; and

WHEREAS, JBI desires to obtain from Scholar Rock an exclusive option to research, develop, make and sell Licensed Product for use in the Field, and Scholar Rock desires to grant such rights to JBI on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

The following terms shall have the following meanings as used in this Agreement:

1.1                               “Abandonment” means if, at any time (i) Scholar Rock fails to initiate or conduct (or cause to be initiated or conducted) any material discovery or research activity for the Collaboration Molecules for a continuous period of [***], or (ii) Scholar Rock fails to comply with its diligence obligation pursuant to Section 3.1.  For clarity, in no way shall this definition be construed to mean that the conduct described in subsection (i) would not be a breach of diligence obligations described in subsection (ii).  For further clarity, (a) so long as Scholar Rock employs simultaneously a minimum of [***] actively and diligently performing the Program Plan, there shall be no “Abandonment” under clause (i), and (b) in the event there is a dispute between the Parties regarding whether a Collaboration Molecule having satisfied the criteria of Exhibit G and having a specific Pharmacological Profile has achieved Lead Criteria for such Collaboration Molecule to be Lead Molecule for such Pharmacological Profile, then so long as Scholar Rock is acting in good faith in its argument that such Lead Criteria has been achieved by such Collaboration Molecule, there shall be no “Abandonment” under clause (ii).

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1.2                               “Accounting Standards” means Generally Accepted Accounting Principles in the United States or the International Financial Reporting Standards, as appropriate.

1.3                               “Affiliate” means a Person that controls, is controlled by or is under common control with a Party.  For the purposes of this definition, the word “control” (including, but not limited to, with correlative meaning, the terms “controlled by” or “under common control with”) as used with respect to any Party, shall mean the possession of at least 50% of the voting stock or other ownership interest of the other Person, or the power to direct or cause the direction of the management and policies of the Person or the power to elect or appoint at least 50% of the members of the governing body of the Person through the ownership of the outstanding voting securities or by contract or otherwise.

1.4                               “Antibody Specific Collaboration Know-How” has the meaning set forth in Section 11.2.1(b).

1.5                               “Antibody Specific Collaboration Patents” has the meaning set forth in Section 11.2.1(b).

1.6                               “Biosimilar Product” means, with respect to a Licensed Product and on a country-by-country basis, a product that (a) is marketed for sale in such country by a Third Party (not licensed or otherwise permitted by JBI, its Affiliates or Sublicensees, except in the case of a compulsory license); (b) contains the corresponding Licensed Product, Lead Molecule, Collaboration Molecule, or substantial equivalent as an active pharmaceutical ingredient in such country; and (c) such product, as and to the extent required, is approved through an abbreviated process (similar, with respect to the United States, to an Abbreviated New Drug Applications under Section 505(j) of the Act (21 USC 355(j)) or is approved as a “Biosimilar Biologic Product” under Title VII, Subtitle A Biologies Price Competition and Innovation Act of 2009, Section 42 U.S.C. 262, Section 351 of the Public Health Service Act, or, outside the United States, in accordance with European Directive 2001/83/EC on the Community Code for medicinal products (Article 10(4) and Section 4, Part II of Annex I) and European Regulation EEC/2309/93 establishing the Community procedures for the authorisation and evaluation of medicinal products, each as amended, and together with all associated guidance, and any counterparts thereof or equivalent process outside of the US or EU to the foregoing, in each case that relies on or incorporates data generated by JBI or any of its Affiliates or Sublicensees for the corresponding Licensed Product under this Agreement in connection with such approval.

1.7                               “BLA” means (a) a Biologies License Application as defined in the FD&C Act and the regulations promulgated thereunder, or (b) a Marketing Authorization Application (“MAA”) in the EU, or (c) any equivalent or comparable application, registration or certification in any other country or region.

1.8                               “Business Day” means a day on which banking institutions in Boston, Massachusetts, United States and Harrisburg, Pennsylvania, United States are open for business, excluding any Saturday or Sunday.

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1.9                               “Claims” means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims and demands.

1.10                        “CMCC” means the Children’s Medical Center Corporation and any successor thereto.

1.11                        “CMCC In-Licensed Patents” means any and all Patents licensed to Scholar Rock by CMCC pursuant to the In-License Agreement.

1.12                        “Collaboration Molecules” means (i) [***] specified in Exhibit G attached hereto, and to have either the S/I Pharmacological Profile or the R/A Pharmacological Profile, (ii) [***], and (iii) [***].

1.13                        “Collaboration Patents” means, collectively, the Scholar Rock Collaboration Patents, the JBI Collaboration Patents and the Joint Collaboration Patents.

1.14                        “Collaboration Term” means the period during which the Parties will perform the Program Plan commencing on the Effective Date and terminating on the earlier of: (i) two (2) years from the Effective Date or (ii) such date as JBI has exercised its License Option for Collaboration Molecules with each of the Pharmacological Profiles.  In case the Collaboration Term has terminated as described in subsection (i), the Collaboration Term may be extended for up to one (1) additional year by mutual written agreement of the Parties.  In the event of termination of the Agreement prior to the end of the Collaboration Term, the Collaboration Term will be considered to have ended as of the Agreement termination date.

1.15                        “Combination Product” means a product that includes a Collaboration Molecule or Lead Molecule and at least one additional other active ingredient.

1.16                        “Commercialization” and “Commercialize” mean any and all activities directed to marketing, promoting, manufacturing for sale, packaging and distributing Licensed Product, offering for sale and selling of Licensed Product or importing Licensed Product for sale.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.17                        “Commercially Reasonable Efforts” [***].

1.18                        “Control” means, with respect to any intellectual property right or other tangible or intangible property, that a Party or one of its Affiliates owns or has a license or sublicense to such right, or property, and has the ability to grant access, license or sublicense to such right, or property, without violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party or its Affiliate would first be required hereunder to grant the other Party such access license or sublicense or requiring any payment by such Party or its Affiliates to any such Third Party under any such agreement or other arrangement.

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1.19                        “Currency Hedge Rate” is calculated as a weighted average hedge rate of the outstanding external foreign currency forward hedge contract(s) of Johnson & Johnson and its Affiliates with Third Party banks.  The hedge contract(s) protects the transactional foreign exchange risk exposures of Johnson & Johnson and its Affiliates in compliance with internal policy ensuring or establishing a systematic build up of a yearly currency hedge rate(s) (i.e., to reduce the impacts of one-off foreign currency volatility), that has proper hedge effectiveness (i.e., the hedge contract(s) is expected to be effective in offsetting changes in the cash flow of the hedge contract(s) to changes in the cash flow related to the hedged exposure) and that is not speculative (i.e., entering into a hedge contract(s) that does not reduce the risk of loss due to adverse currency movements and entering into hedge contract(s) associated with no underlying exposure).

1.20                        “Develop” and “Development” means any and all activities necessary or desirable to develop a Licensed Product and to obtain and maintain Regulatory Approval of a Licensed Product, including, but not limited to, toxicology, clinical studies, quality assurance/quality control, delivery systems, formulation, statistical analysis, report writing, generation of data, product approval and registration activities and all other activities related thereto.

1.21                        “Dollars” or “$”means the legal tender of the United States of America.

1.22                        “EMA” means the European Medicines Agency or any successor agency thereto.

1.23                        “Exclusive License” has the meaning set forth in Section 2.1.

1.24                        “EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto.

1.25                        “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.26                        “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.27                        “Field” means the diagnosis, therapeutic treatment and prevention, of all Indications in the field of human health.

1.28                        “Financing Failure” [***].

1.29                        “First Commercial Sale” means, on a Licensed Product-by-Licensed Product, country-by-country and Indication-by-Indication basis, the first commercial sale in an arms’ length transaction of a Licensed Product to a Third Party by JBI or any of its Affiliates or Sublicensees in such country for such Indication following applicable BLA Approval of such Licensed Product in such country for such Indication.

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1.30                        “FTE Rate” shall mean the amount JBI shall pay Scholar Rock over a consecutive twelve (12) month period pursuant to Section 3.2 to support each FTE.  The FTE Rate shall be $[***]US Dollars, unless otherwise agreed by the Parties in the Program Plan.

1.31                        “Full Time Equivalent” or “FTE” shall mean the equivalent of a full-time scientist of Scholar Rock working one hundred percent (100%) of his or her scientific or technical work per year on, or directly related to, the conduct of activities of the Program Plan.  Scientific or technical work includes research, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, and managing and directing scientific or technical staff.  Scientific or technical work on projects that are not part of the Program Plan shall not be included.  The portion of an FTE year devoted to the Program Plan by a scientist working for or on behalf of Scholar Rock shall be determined based on the percentage of time that such scientist reported that he or she devoted to such scientific or technical work in each calendar month, using Scholar Rock’s or the industry’s standard time reporting methodology consistently applied.

1.32                        “GAAP” means generally accepted accounting principles.

1.33                        “Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of (a) any government of any country, (b) a federal, state, province, county, city or other political subdivision thereof or (c) any supranational body.  For clarity, Governmental Authority shall include the FDA and the European Medicines Agency.

1.34                        “IND” means an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. § 312.3.

1.35                        “Indication” means a disease or pathological condition for which a separate pivotal trial and a separate BLA application is required for the purpose of obtaining a BLA approval.

1.36                        “In-License Agreement” means the Exclusive License Agreement, dated December 17, 2013, between Scholar Rock and CMCC, as such agreement may be amended or restated in a manner that does not materially adversely affect JBI’s rights under this Agreement.

1.37                        “JBI Applied Know-How” means all Know-How that (a) is Controlled by JBI (or any of its Affiliates, licensors or Sublicensees) during the Term (other than as a result of the rights or licenses granted by Scholar Rock under this Agreement), and (b) is incorporated by or on behalf of JBI (or any of its Affiliates or Sublicensees) in any Licensed Product.

1.38                        “JBI Applied Patents” means (a) any and all JBI Collaboration Patents and Joint Collaboration Patents, and (b) any and all Patents that (i) are Controlled by JBI (or any of its Affiliates) during the Term (other than as a result of the rights or licenses granted by Scholar Rock under this Agreement), including any and all Patents covering any inventions conceived by

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JBI, its Affiliates or designees in connection with activities under this Agreement during the Term, and (ii) the subject matter of the claims of which is incorporated in any Collaboration Molecule or Licensed Product or any method of making or using the same.

1.39                        “JBI Accounting Quarter” means a financial quarter based on the J&J Universal Calendar for that year (a copy of which is attached hereto as Exhibit E for 2013 and 2014) that is used by JBI and its Affiliates for internal and external reporting purposes; provided, however, that the first JBI Accounting Quarter for the first JBI Accounting Year extends from the Effective Date to the end of the then current JBI Accounting Quarter and the last JBI Accounting Quarter extends from the first day of such JBI Accounting Quarter until the effective date of the termination or expiration of the Agreement.

1.40                        “JBI Accounting Year” means a year based on the J&J Universal Calendar for that year.

1.41                        “JBI Collaboration Patents” has the meaning set forth in Section 11.2.1(a).

1.42                        “Joint Collaboration Patents” has the meaning set forth in Section 11.2.1 (a).

1.43                        “Joint Patents” means all Patents covering inventions jointly conceived by JBI and Scholar Rock during the Term, including, without limitation, any and all Joint Collaboration Patents.

1.44                        “Know-How” means any information which is not in the public domain including, but not limited to, inventions, discoveries, concepts, data, formulae, ideas, specifications, procedures for experiments and tests and results of experiments, experimentation and testing, results of research and development, laboratory records, clinical trial data, case reports, data analysis and summaries, and information in submissions to and information from ethics committees and Governmental Authorities.

1.45                        “Law” or “Laws” means all applicable laws, statutes, rules, codes, regulations, guidelines, orders, judgments and/or ordinances of any Governmental Authority having jurisdiction over the Development, Manufacture and/or Commercialization of Licensed Product.

1.46                        “Lead Criteria” means the criteria for a Collaboration Molecule to become a Lead Molecule specified in Exhibit B.

1.47                        “Lead Molecule” means a Collaboration Molecule that satisfies the Lead Criteria as determined by the Program Committee and confirmed by JBI acting in good faith.

1.48                        “License Option” has the meaning set forth in Section 2.1.

1.49                        “Licensed Product” means any pharmaceutical product in finished form that incorporates a Lead Molecule or Collaboration Molecule as an active ingredient and all formulations, dosages and delivery systems thereof.  For clarity, a Combination Product shall be

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considered a Licensed Product, however, this inclusion shall not be read to provide a license to JBI, its Affiliates or its Sublicensees for any other active ingredient in a Combination Product that is not a Collaboration Molecule or Lead Molecule, under intellectual property (including Patents and Know-How) of Scholar Rock or any of its Affiliates claiming, covering or with respect to, such other active ingredient on a stand-alone basis apart from its inclusion in the Combination Product.

1.50                        “Licensed Technology” means the Scholar Rock Know-How and the Scholar Rock Patents.

1.51                        “Losses” means any and all damages, awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, costs, fees, liabilities, obligations, taxes, liens, losses, and expenses (including, but not limited to, reasonable attorneys’ fees, court costs, interest and reasonable fees of accountants and other experts).

1.52                        “Manufacture” means all activities related to the manufacture of Collaboration Molecules, Lead Molecules and/or Licensed Products including, but not limited to, manufacturing supplies for Development and Commercialization, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing.

1.53                        “Net Sales” means the gross amount invoiced on sales of Licensed Product in the Territory by JBI, its Affiliates and Sublicensees to any Third Party purchaser in an arms-length transaction, less the following deductions determined in accordance with Accounting Standards consistently applied, to the extent specifically and solely allocated to such Licensed Product and actually taken, paid, accrued, allowed, included or allocated, based on good faith estimates, in the gross sales price with respect to such sales and not reimbursed by such Third Party.  Good faith estimates will be employed to appropriately reflect and report Net Sales in a given Universal Quarter under relevant Accounting Standards.  All good faith estimates used in the reflection and reporting of Net Sales and that serve as the basis for the calculation of milestone and royalty payments due to Scholar Rock will be trued up to actualized amounts in subsequent Universal Quarters in adherence with Accounting Standards:

(i)                                     normal and customary trade, cash and/or quantity discounts, allowances, fees (or administrative fees), and credits allowed or paid, in the form of deductions actually allowed or fees actually paid with respect to sales of such Licensed Product (to the extent not already reflected in the amount invoiced) excluding commissions for commercialization;

(ii)                                  retroactive price reductions, allowances or credits actually granted upon rejections or returns of Licensed Product, including for recalls or damaged goods and billing errors;

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(iii)                               discounts, chargeback payments, rebates, and reimbursements (or equivalent thereof) actually granted to managed health care organizations, group purchasing organizations or other buying groups, pharmacy benefit management companies (or equivalent thereof), health maintenance organizations, federal, state/provincial, local or other governments or their agencies or purchasers, reimbursers or trade customers, and any other providers of health insurance coverage, health care organizations or other health care institutions (including hospitals), health care administrators or patient assistance or other similar programs;

(iv)                              compulsory payments and cash rebates related to the sales of such Licensed Product actually paid to a Governmental Authority (or agent thereof) pursuant to governmental regulations by reason of any national or local health insurance program or similar program, to the extent allowed and taken; including government levied fees as a result of healthcare reform policies;

(v)                                 outbound freight, shipping, insurance and other transportation expenses to the extent included in the price and separately itemized on the invoice price;

(vi)                              tariffs; duties; excise, sales, use, value-added and other similar taxes (other than taxes based on income); customs duties; or other government charges, in each case imposed on the sale of such Licensed Product to the extent included in the price and separately itemized on the invoice, including VAT, but only to the extent that such VAT are not reimbursable or refundable; and

(vii)                           amounts previously included in Net Sales of Licensed Product that are written off as uncollectible debt after reasonable collection efforts, in accordance with standard practices of the applicable party, provided that if the debt is thereafter paid, the corresponding amount shall be added to the Net Sales of the period during which it is paid.

All aforementioned deductions shall only be allowable to the extent they are commercially reasonable and shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount consistent with JBI’s, the Affiliate’s, or Sublicensee’s (as the case may be) business practices consistently applied across its product lines and accounting standards and verifiable based on its sales reporting system.  No amount may be deducted twice even if it corresponds to more than one of the categories listed above.

Notwithstanding anything in this Agreement to the contrary, the transfer of a Licensed Product between or among JBI, its Affiliates and Sublicensees (and Affiliates of the Sublicensees) will not be considered a sale, provided, that in the event an Affiliate or Sublicensee is the end-user of a Licensed Product, the transfer of a Licensed Product to such Affiliate or Sublicensee shall be included in the calculation of Net Sales at the average selling price charged in an arm’s length sale to a Third Party who is not an Affiliate or Sublicensee (or an Affiliate of the Sublicensee) in the relevant period.  Net Sales will include the cash consideration received on a sale and the fair market value of all non-cash consideration.

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Disposition of a Licensed Product for, or use of a Licensed Product in, clinical trials or other scientific testing, as free samples, or under compassionate use, named patient sales, patient assistance, or test marketing programs or other similar programs or studies where a Licensed Product is supplied without charge shall not result in any Net Sales however if JBI or any of its Affiliates or Sublicensees charges for such Licensed Product, the amount billed will be included in the calculation of Net Sales, but for the sake of clarity such disposition or use of a Licensed Product shall never constitute a First Commercial Sale.

In the event a Licensed Product is sold in a bundle with other products from JBI, its Affiliates or Sublicensees (a “Bundled Product”) and the customer receives a specific discount for such “bundling” of products (for clarity, this situation describes bundling of two or more separate products, each in finished dosage form, and not a fixed combination of two active pharmaceutical ingredients), the Net Sales of any Bundled Product, for the purposes of determining milestone or royalty payments due under this Agreement, shall be determined by multiplying the relevant Net Sales by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of the Licensed Product in the previous JBI Accounting Year when sold separately and B is the weighted average sale price in that country in the previous JBI Accounting Year of the other products sold separately.  In the event that such average sale price cannot be determined for either the Licensed Product(s) or the other product(s) in the Bundled Product, for purposes of determining the milestone or royalty payments due under this Agreement, the bundling discount granted shall be considered as having been granted in its entirety with respect to the other product(s) only and shall not be applied to the sales of any Licensed Product(s).

Net Sales of any Combination Product for the purpose of determining milestone or royalty payments due under this Agreement shall be calculated on a country-by-country basis by multiplying the Net Sales of the Licensed Product by the fraction X/(X+Y), where X is the price of the Licensed Product component when sold separately in a country and Y is the price of the other active ingredient(s) included in the Licensed Product when sold separately in such country.  If, on a country-by-country basis, neither the Licensed Product component nor the other active ingredient(s) of the Licensed Product is sold separately in said country, Net Sales for the purposes of determining milestone or royalty payments due under this Agreement in connection with the Licensed Product shall be attempted to be determined by the Parties in good faith based on the relative selling price of the analogous Licensed Product component and the additional active ingredient(s) included in the Licensed Product.

1.54                        “New Molecular Entity Designation” shall mean the JBI internal designation that a Collaboration Molecule has achieved new molecular entity status at JBI or its Affiliate upon fulfillment of the criteria specified in Exhibit D.

1.55                        “Option Period” means, on a Pharmacological Profile-by-Pharmacological Profile basis, the time period commencing on the Effective Date and terminating upon the earlier of (i) exercise of the License Option for such Pharmacological Profile pursuant to Section 2.2.1

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or Section 2.2.2, or (ii) expiry of the License Option for such Pharmacological Profile as set forth in Section 2.2.

1.56                        “Patent” means patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts thereof in any country.

1.57                        “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivisions thereof.

1.58                        “Pharmacological Profile(s)” means either the R/A Pharmacological Profile or the S/I Pharmacological Profile or both, as the context requires.

1.59                        “Phase 1 Study” means, wherever in the world conducted, a clinical study in humans of a pharmaceutical product, the principal purpose of which is preliminary determination of safety, including the preliminary testing of a dosage range and the observation of possible side effects, or that would otherwise satisfy the requirements of 21 C.F.R. § 312.21(a) in the U.S., or its foreign equivalent.

1.60                        “Phase 2 Study” means, wherever in the world conducted, a pilot clinical study in humans of the short-term side effects and risks associated with a product and its efficacy for the indication under investigation in such study, or that would otherwise satisfy the requirements of 21 C.F.R. § 312.21(b) in the U.S., or its foreign equivalent.

1.61                        “Phase 3 Study” means, wherever in the world conducted, a study in humans of the safety and efficacy of a product, which is prospectively designed to demonstrate statistically whether such product is safe and effective for use in the indication under investigation in a manner sufficient to file to obtain BLA approval to market and sell that product in the U.S. or any other country for the indication under investigation in such study or that would otherwise satisfy the requirements of 21 C.F.R. § 312.21(c) in the U.S., or its foreign equivalent.

1.62                        “Promotional Materials” means all written, printed, video or graphic advertising, promotional, educational and communication materials for marketing, advertising and promoting of Licensed Product.

1.63                        “Program Committee” has the meaning set forth in Section 3.9.

1.64                        “Program Plan” has the meaning set forth in Section 3.3.

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1.65                        “R/A Pharmacological Profile” means, with respect to a Collaboration Molecule, [***].

1.66                        “Regulatory Approval” means a BLA, together with all other approvals (including, but not limited to, where applicable, pricing and reimbursement approval and schedule classifications), product and/or establishment licenses, registrations or authorizations (including, but not limited to, marketing authorizations) of any Governmental Authority that may be necessary for the marketing, sale and commercialization of a pharmaceutical product in any country or region in the Territory.

1.67                        “Regulatory Exclusivity” means exclusive marketing rights or data exclusivity rights conferred by a Governmental Authority with respect to a Licensed Product preventing a product other than such Licensed Product from receiving BLA approval by relying on any data obtained or submitted for such Licensed Product, which exclusive marketing rights or data exclusivity rights are granted upon approval of a Licensed Product in the country in question in the US pursuant to 42 U.S.C. §§ 262(k)(7) and 262(m)(2)(A) and in the EMA pursuant to European Directive 2001/83/EC on the Community Code for medicinal products (Article 10) (for example, as of the Effective Date, the longest period of Regulatory Exclusivity in the US is twelve (12) years (with an additional six (6) months if there is pediatric exclusivity), eight (8) years in Japan, and between eight (8) and eleven (11) years in the EU) and analogous provisions in countries other than the US or in EU.  For clarity, Regulatory Exclusivity does not include exclusivity rights pursuant to 42 U.S.C. § 262(m)(2)(B) and analogous provisions in countries other than the US, for example, orphan drug exclusivity.

1.68                        “Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Governmental Authority that are related to Developing, Manufacturing, obtaining marketing authorization, marketing, selling or otherwise Commercializing a Licensed Product in a particular country or regulatory jurisdiction.

1.69                        “Royalty Term” means the period of time beginning upon the First Commercial Sale, on a Licensed Product-by-Licensed Product basis and on a country-by-country basis, until the latest to occur of: (i) expiration of the last to expire Valid Claim of a Scholar Rock Patent or Joint Patent covering the composition-of-matter or method of use of such Licensed Product in such country (i.e., which would absent the license to such Valid Claim be infringed by the importation, manufacture, use or sale of such Licensed Product in such country), (ii) the tenth (10th) year anniversary of the First Commercial Sale of such Licensed Product in such country, or (iii) termination or expiration of the Regulatory Exclusivity for such Licensed Product in such country.

1.70                        “scFvs” has the meaning set forth in Section 1.12.

1.71                        “Scholar Rock Know-How” means all Know-How Controlled by Scholar Rock as of the Effective Date or during the Term that is reasonably necessary or useful to develop,

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make or use Collaboration Molecules or Lead Molecules, or to develop, make, use, import, offer to sell or sell Licensed Product in the Field.

1.72                        “Scholar Rock Collaboration Patents” has the meaning set forth in Section 11.2.1(a).

1.73                        “Scholar Rock Core Patents” means all Scholar Rock Patents, other than the Scholar Rock Collaboration Patents and the Joint Collaboration Patents.

1.74                        “Scholar Rock Patents” means all Patents Controlled by Scholar Rock as of the Effective Date that claim Collaboration Molecules, Lead Molecules and/or Licensed Products or the making, using or selling of Collaboration Molecules, Lead Molecules and/or Licensed Products.  The Scholar Rock Patents as of the Effective Date are those listed in Exhibit A hereto.  The Scholar Rock Patents shall also include, subject to Section 15.10 (Consequences of Scholar Rock Industry Transaction), any Patents that claim Collaboration Molecules, Lead Molecules and/or Licensed Products or the making, using or selling of Collaboration Molecules, Lead Molecules and/or Licensed Products that Scholar Rock may come to Control during the Term, including, without limitation, any and all Scholar Rock Collaboration Patents and Joint Collaboration Patents.

1.75                        “S/I Pharmacological Profile” means, with respect to a Collaboration Molecule, [***].

1.76                        “Sublicensee” means a Third Party to which JBI or its Affiliate has granted or grants rights, as permitted under Section 2.3, to develop, make, have made, use, import, sell, have sold or offer for sale Licensed Product(s), or any further sublicensee of such rights (regardless of the number of tiers, layers or levels of sublicenses of such rights).

1.77                        “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).

1.78                        “Territory” means worldwide.

1.79                        “[***]Constructs” means, collectively, Construct 1 and Construct 2, both as more specifically described on Exhibit H.

1.80                        “Third Party” means any entity other than Scholar Rock or JBI or their respective Affiliates.

1.81                        “Universal Quarter” means a calendar quarter based on the J&J Universal Calendar for that year (defined on Exhibit E) and shall be updated by J&J for each Universal Year of the Term consistent with the J&J Universal Calendar used for J&J’s internal business purposes; provided, however, that the first universal quarter for the first Universal Year shall extend from the Effective Date to the end of the then current Universal Quarter and the last

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Universal Quarter shall extend from the first day of such Universal Quarter until the effective date of the termination or expiration of the Agreement.

1.82                        “Universal Year” means a calendar year (which shall be a 12-month period) during the Term correlating to the J&J Universal Calendar for that year.  The last Universal Year of the Term shall begin on the first day of the J&J Universal Calendar Year for the year during which termination or expiration of the Agreement will occur, and the last day of such Universal Year shall be the effective date of such termination or expiration.

1.83                        “US” means the United States of America and its territories, possessions and commonwealths.

1.84                        “Valid Claim” means a claim of a Patent that (a) has not been rejected, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal can be further taken or (b) has not been finally abandoned, disclaimed or admitted to be invalid or unenforceable through reissue or disclaimer.  In order to be a Valid Claim, any claim being prosecuted in a pending patent application must be prosecuted in good faith and not have been pending for more than [***] from the date of the first substantive office action issued by the applicable patent registration authority for the earliest of the patent applications in the patent application family in the country in question, in which case it shall cease to be considered a Valid Claim until the patent issues and recites said claim; provided, however, that, with respect to the CMCC In-Licensed Patents, Valid Claim as used in this Agreement shall have the meaning given to such term in the In-License Agreement.

ARTICLE 2
LICENSES AND OTHER COVENANTS

2.1                               License and Option Grant.

2.1.1                                             Scholar Rock hereby grants to JBI during the Option Period a non-exclusive, sublicenseable (as specified below in Section 2.3) license under all Licensed Technology to research, develop, and use the Collaboration Molecule(s) and/or Lead Molecule(s) for use in the Field and in the Territory.  For clarity, JBI shall not have a license from Scholar Rock to Commercialize any Collaboration Molecule, Lead Molecule or Licensed Product unless and until JBI has exercised its License Option in accordance with Section 2.2 for Collaboration Molecules with such Pharmacological Profile.  Scholar Rock hereby grants to JBI during the Option Period an exclusive option (the “License Option”) to be exercised in accordance with Section 2.2 on a Pharmacological Profile-by-Pharmacological Profile basis, whereby, following exercise by JBI for Collaboration Molecules with such Pharmacological Profile and Scholar Rock’s receipt of the Option Exercise Fee pursuant to Section 8.1, Scholar Rock grants to JBI an exclusive, sublicenseable (as specified below in Section 2.3) license under all Licensed Technology to research, develop, use, make, have made, import, obtain regulatory approval, sell, offer to sell and otherwise Commercialize the Collaboration Molecule(s), Lead Molecule(s) and/or Licensed Product(s) with such Pharmacological Profile for use in the Field

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and in the Territory (the “Exclusive License”).  Notwithstanding the foregoing Exclusive License, (a) Scholar Rock and its Affiliates shall retain the right to use all Collaboration Molecules and Lead Molecules for internal, non-clinical research purposes but without the right to publish on these activities or transfer or grant a non-exclusive or exclusive research license to any Third Party (except upon providing written advance notice to JBI of such activities on a fee-for-service basis with contract research organizations and other service providers to conduct research activities for Scholar Rock and its Affiliates more than twelve (12) months after JBI’s exercise of the License Option for a Pharmacological Profile and for those Collaboration Molecules that are not (i) Lead Molecules, (ii) incorporated into a Licensed Product, (iii) backup molecules of Lead Molecules used by JBI of which JBI notifies Scholar Rock in writing, or (iv) any active binding fragment or other derivative of the foregoing items (i)-(iii)), and (b) Scholar Rock and its Affiliates shall retain the right under the Licensed Technology to perform (or to have performed by permitted subcontracting as provided in Section 3.1) its activities under the Program Plan and otherwise only in furtherance of the research and development activities to be conducted by Scholar Rock and its Affiliates during the Collaboration Term.

2.1.2                                             The CMCC In-Licensed Patents are included in the non-exclusive license granted to JBI during the Option Period on the terms set forth in Section 2.1.1 and, if JBI exercises the License Option, in the Exclusive License (but only to the extent that Scholar Rock, as of such exercise date, has exclusive rights to such CMCC In-Licensed Patents under its agreement with CMCC) granted to JBI following such exercise date on the terms set forth in Section 2.1.1, provided however that JBI agrees to comply as of the Effective Date with the additional terms imposed by CMCC as set out in Exhibit I.

2.2                               Option Exercise.

2.2.1                                             Voluntary Exercise.  At any time from the Effective Date until the end of the Collaboration Term, JBI may exercise the License Option for Collaboration Molecule(s) with either Pharmacological Profile existing as of such time by providing written notice to Scholar Rock of its intent to exercise which will include any information necessary for Scholar Rock to invoice JBI for the Option Exercise Fee set forth in and payable in accordance with Section 8.1.  Upon Scholar Rock’s receipt of such Option Exercise Fee, the Exclusive License for such Collaboration Molecule(s) with such Pharmacological Profile existing as of the date of such exercise will automatically come into effect.

2.2.2                                             Automatic Exercise.  On a Pharmacological Profile-by-Pharmacological Profile basis, Scholar Rock will notify the Program Committee upon designating that a Collaboration Molecule should be a Lead Molecule for such Pharmacological Profile based upon satisfaction of the Lead Criteria.  Upon such notice, the Program Committee and JBI will have up to sixty (60) days immediately following such notification (the last day of such sixty (60) day period the “Notification Deadline”) to verify such Lead Molecule’s fulfillment of the Lead Criteria.  In the event that the Program Committee’s and JBI’s assessment is that such Lead Molecule fulfills the Lead Criteria, JBI shall so notify Scholar Rock on or

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before the Notification Deadline (a “JBI Exercise Acknowledgment Notice”), whereupon the License Option will be considered to be exercised by JBI for such Lead Molecule and all other Collaboration Molecules existing as of the date of such exercise, in each case, with such Pharmacological Profile and the Option Exercise Fee shall be payable in accordance with Section 8.1.  In the event that JBI in good faith believes that such Lead Molecule for such Pharmacological Profile does not fulfill the Lead Criteria, it shall so notify Scholar Rock on or before the Notification Deadline and the License Option for such Pharmacological Profile will not be deemed exercised.  Thereafter, without limitation of its diligence obligations under Section 3.1, Scholar Rock will continue to perform under the Program Plan in order to generate Lead Molecules for such Pharmacological Profile that fulfill the Lead Criteria through the end of the Collaboration Term.  In the event that a Lead Molecule for a specific Pharmacological Profile has not been designated and JBI has not exercised the License Option voluntarily pursuant to Section 2.2.1 by the end of the Collaboration Term, any unexercised License Option will expire and the Agreement will terminate with respect to the applicable Pharmacological Profile and all Collaboration Molecules and Lead Molecules (including such in a Licensed Product) with such a Pharmacological Profile, and Scholar Rock shall retain all right, title and interest in and to such Collaboration Molecules, Lead Molecules and Licensed Products existing as of such termination date.  Notwithstanding the foregoing, in the event that there is an uncured Abandonment pursuant to Sections 3.5.1 or 3.5.2, JBI may also exercise the License Option during the period contemplated in and on the conditions set out in Section 3.5.2.  Upon exercise of the License Option for a Lead Molecule with a specific Pharmacological Profile and Scholar Rock’s receipt of the Option Exercise Fee pursuant to Section 8.1, the Exclusive License for such Lead Molecule and all other Collaboration Molecules with the same Pharmacological Profile existing as of the date of such exercise will automatically come into effect.

2.2.3                                             Following JBI’s exercise of the License Option for Collaboration Molecules and/or Lead Molecules with a specific Pharmacological Profile under either Section 2.2.1 or Section 2.2.2, except as otherwise provided herein, Scholar Rock’s research and development obligations under the Program Plan with respect to such and other Collaboration Molecules and Lead Molecules with such Pharmacological Profile shall cease, provided that, as the Parties may mutually agree, including with respect to the scope and duration thereof, Scholar Rock may continue to perform certain research work on such existing Collaboration Molecules and/or Lead Molecules provided that Scholar Rock need not employ more than the number of FTEs designated in the Program Plan (then in effect on the date of JBI’s exercise) and JBI continues to fund the same at least at the FTE Rate.

2.3                               Sublicensing and Subcontracting.  Subject to this Section 2.3, JBI shall have the right to grant sublicenses of the licenses granted to JBI in Section 2.1.1 under the Licensed Technology to (a) its Affiliates and (b) Third Parties.  Scholar Rock shall be notified in writing within twenty (20) Business Days after the grant of any sublicense to a Third Party other than to subcontractors in the ordinary course of performing Development of Collaboration Molecules, Lead Molecules and Licensed Products (i.e., Third Parties conducting activities for the benefit of JBI or its Affiliates but that do not obtain any rights to develop and/or commercialize

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Collaboration Molecules, Lead Molecules and/or Licensed Product for their own benefit) in which case such notification is not required; such notification shall include, but not be limited to, a description of the rights to be granted, the identity of the sublicensee and the scope.  In addition, JBI shall have the right to subcontract for the performance of its obligations hereunder.  Each sublicense or subcontract hereunder shall (i) be subject and subordinate to the terms and conditions of this Agreement and prohibit any further sublicensing except in accordance with the conditions set out in this Section 2.3, (ii) contain terms and conditions which are consistent with the terms and conditions of this Agreement, (iii) not in any way diminish, reduce or eliminate any of JBI’s obligations under this Agreement, (iv) impose on the sublicensee or subcontractor all applicable obligations under the terms of this Agreement, including, but not limited to, the confidentiality and restricted use, intellectual property assignment, reporting, audit, inspection and confidentiality provisions hereunder, and (v) provide that, in the event that this Agreement is terminated, such sublicense or subcontract shall automatically terminate (unless Scholar Rock or any of its licensors, in its sole discretion, elects to assume the rights and obligations of JBI under such sublicense or subcontract).  JBI shall be entirely and directly liable to Scholar Rock for any Losses suffered by Scholar Rock as a result of actions or omissions by any sublicensees or subcontractors that would, if such actions or omissions had been those of JBI, have caused JBI to be in breach of its obligations under this Agreement, and Scholar Rock shall have the right to proceed directly against JBI without any obligation to first proceed against such sublicensees or subcontractors.

2.4                               No Implied Licenses.  Except as expressly provided in this Agreement, neither Party grants to the other Party any right or license in any intellectual property, whether by implication, estoppel or otherwise.  No implied licenses are granted under this Agreement.

2.5                               Non-Competition.  [***].

ARTICLE 3
ACTIVITIES DURING COLLABORATION TERM

3.1                               Program Plan and Responsibility.  During the Collaboration Term, Scholar Rock shall use Commercially Reasonable Efforts, using at least the number of FTEs designated in the Program Plan, (i) to generate the [***] that meet the criteria specified Exhibit H, (ii) to conduct hybridoma generation, phage display screening for antibodies, and performance of assays to identify at least [***] Collaboration Molecules for each Pharmacological Profile for evaluation as the Lead Molecule, including producing and purifying such Collaboration Molecules to a level of approximately [***] meeting specified quality criteria and delivering the same as full length human and/or humanized antibodies to JBI, and (iii) to perform such other discovery and research in accordance with the Program Plan.  Upon prior written notice to JBI, Scholar Rock shall have the right to subcontract to a Third Party the performance of any of its activities to be carried out under the Program Plan, provided that the use of such subcontractors is specified in the Program Plan, any such Third Party shall have entered into a written agreement with Scholar Rock that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Patents and Know-How at least to the same extent as

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under this Agreement, and requiring such Third Party and its personnel to assign to Scholar Rock all right, title and interest in and to any Patents and Know-How conceived in connection with the performance of the subcontracted activities.

3.2                               Research Funding.  During the Collaboration Term, JBI shall fund activities under the Program Plan of up to [***] per year at the FTE Rate and, in addition, will reimburse Scholar Rock for up to $[***] US dollars in external research expenses incurred by Scholar Rock in fulfillment of Scholar Rock’s obligations under the Program Plan and agreed to in advance by JBI as described in the Program Plan.  FTE payments will be reimbursed on a Universal Quarterly basis.  Scholar Rock shall provide JBI with an invoice of the prior Universal Quarter’s FTE usage including reasonably detailed itemization which shall be due and payable within [***] days after receipt thereof in accordance with Section 9.1.2.

3.3                               Program Plan.  The Parties have agreed upon a detailed plan for the conduct of the discovery and research activities to be performed by the Parties with the goal of identifying, characterizing and optimizing Collaboration Molecules and Lead Molecules for each Pharmacological Profile (the “Program Plan,” which is attached to this Agreement as Exhibit B).  The Program Committee may amend the Program Plan during the course of the Collaboration Term in accordance with Section 3.9.2.  In the event of any conflict or inconsistency between this Agreement and the Program Plan, the terms of this Agreement shall take precedence.

3.4                               Collaboration Term.  JBI may terminate the Collaboration Term with respect to a specific Pharmacological Profile or all activities thereunder upon ninety (90) days prior written notice to Scholar Rock or pursuant to Section 14.2, which shall not act as a termination of the Agreement with respect to a non-terminated Pharmacological Profile or Collaboration Molecules, Lead Molecules and/or Licensed Product for a specific Pharmacological Profile for which Pharmacological Profile JBI has exercised the License Option and paid the Option Exercise Fee to Scholar Rock prior to the date of termination of the Collaboration Term.  If such termination by JBI occurs during the first year of the Collaboration Term for any reason other than (i) a breach of the terms of the Agreement by Scholar Rock pursuant to Section 14.2.2, (ii) a Financing Failure or (iii) an Industry Transaction by Scholar Rock, then JBI will be obligated to continue the payment of support of the Scholar Rock FTEs agreed in the then current Program Plan through the first anniversary of the Effective Date.  In the event that a Financing Failure occurs and JBI does not exercise its immediate right to terminate the Agreement pursuant to Section 14.2.1(b), JBI may cause the Collaboration Term and Program Plan to be suspended until such financing is obtained or may on its behalf or through an Affiliate, provide such financing on mutually agreed terms to be negotiated by JBI or its Affiliate and Scholar Rock.  Upon early termination of the Collaboration Term by JBI other than as a result of a breach of the terms of this Agreement by Scholar Rock pursuant to Section 14.2.2, without limitation of any other provision of this Section 3.4 or elsewhere in this Agreement, JBI shall reimburse Scholar Rock for (a) expenses incurred under the Program Plan prior to the termination of the Collaboration Term, plus (b) all of Scholar Rock’ reasonable non-cancelable expenses arising from its obligations under the Program Plan and any termination thereof (up to a maximum of

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$[***]), provided that any amounts for Third Party costs for activities to be performed under the Program Plan, including reagents, that have been pre-paid by JBI (and for which work has not been performed and in the case of Third Party costs may be refunded to Scholar Rock) will be reimbursed to JBI.

3.5                               Abandonment.

3.5.1                                             Abandonment Notice and Cure.  At any time during the Collaboration Term, if there is Abandonment by Scholar Rock, JBI may deliver a written notice to Scholar Rock, at any time during which such Abandonment is outstanding.  Upon receipt of such notice, Scholar Rock shall have the right to cure such Abandonment by (i) delivery of written evidence of research and discovery activities conducted prior to receipt of such notice sufficient to establish no Abandonment has occurred; or (ii) by providing to JBI, within thirty (30) days of receiving such notice, a commercially reasonable plan to cure such Abandonment and curing such Abandonment within sixty (60) days after delivering such plan.

3.5.2                                             Abandonment Effect.  Commencing on such date that Scholar Rock fails to cure the Abandonment within the cure period defined in Section 3.5.1 above ending the date that there is no longer an Abandonment based on written documentation provided by Scholar Rock substantiating the activities it has performed and is performing to cease Abandonment, JBI may (in its sole discretion), without limitation to JBI’s right to terminate the Agreement pursuant to Section 14.2.2 but shall not be obligated to, exercise the License Option.  In such case, the Option Exercise Fee shall be owed and payable to Scholar Rock in accordance with Section 8.1 and the milestone payments contemplated in Section 8.2 and the royalties payment contemplated in Section 8.3 shall be reduced by [***] percent ([***]%) if at the time of JBI’s exercise Scholar Rock does not have an obligation to pay royalties on Net Sales to a Third Party under any agreement with a Third Party for the generation of antibodies, excluding the In-License Agreement, or by [***] percent ([***]%) if Scholar Rock has an obligation to pay royalties on Net Sales to a Third Party under an agreement with a Third Party for the generation of antibodies, excluding the In-License Agreement.

3.6                               Records and Reporting.  Scholar Rock shall (and shall cause its Affiliates and sublicensees to) maintain current, complete and accurate records of all discovery and research activities conducted by it (or any of its Affiliates or sublicensees) in the performance of the Program Plan and all data and other information resulting from such activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with such activities)).  Such records shall properly reflect all work done and results achieved in the performance of the Program Plan in sufficient detail and in good scientific manner appropriate for regulatory and patent purposes.  During the Collaboration Term and subject to JBI’s confidentiality obligations under ARTICLE 10, Scholar Rock shall provide JBI with reasonably detailed, written updates not less frequently than quarterly on its discovery and research activities conducted by it, including all analyses, results and raw data resulting from such activities that

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were generated by Scholar Rock (or any of its Affiliates or Sublicensees, in the performance of the Program Plan, and shall provide copies to JBI of any material written notices received from or provided to Third Parties.  In addition, Scholar Rock shall provide JBI with any materials, data and information generated pursuant to its discovery and research activities in the performance of the Program Plan and requested in writing by JBI, such materials, data and information to be provided promptly after such request.

3.7                               Collaboration Molecules and Lead Molecules.  During the Option Period upon request by JBI, Scholar Rock shall supply to JBI mutually agreed quantities of Collaboration Molecules and/or Lead Molecules to perform testing to confirm results reported by Scholar Rock and other properties relevant to the Collaboration Molecules and/or Lead Molecules in connection with JBI’s evaluation of the properties of the Collaboration Molecules and/or Lead Molecules and/or JBI’s decision to exercise the License Option for Collaboration Molecules and/or Lead Molecules for either or both Pharmacological Profiles.

3.8                               Manufacturing.  During the Option Period, and thereafter as may be mutually agreed by the Parties during a reasonable transition period if JBI has exercised the License Option for Collaboration Molecules and/or Lead Molecules for a Pharmacological Profiles and paid the Option Exercise Fee and is therefore assuming control of Manufacturing pursuant to Article 7 (JBI being responsible for all external, out-of-pocket costs associated with such activities during the transition period), Scholar Rock will be responsible for Manufacture and supply of Collaboration Molecules and Lead Molecules with such Pharmacological Profile for discovery and research activities.

3.9                               Management and Governance.  The Parties shall establish a joint program committee (the “Program Committee”) within thirty (30) days after the Effective Date which shall remain in existence for the duration of the Collaboration Term.  The Program Committee shall oversee the discovery and research activities during the Option Period and shall be a forum to facilitate communication and interaction between the Parties regarding the Program Plan, Collaboration Molecules and Lead Molecules during the Option Period.  The Program Committee shall perform the following functions:

3.9.1                                             reviewing, coordinating and monitoring Program Plan activities and the status and progress of efforts in the conduct of the Program Plan, including, without limitation, review of raw data and sequences, design and guide the antibody engineering and consulting on all aspects of the activities to be conducted under the Program Plan;

3.9.2                                             updating the Program Plan which shall include a budget with quarterly splits of FTE costs and estimated out-of-pocket Third Party costs for the subsequent Calendar Year;

3.9.3                                             serving as a forum for exchange and discussion of the results of the Program and activities related to Licensed Product;

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3.9.4                                             establish program subcommittees as mutually agreed by the Parties; and

3.9.5                                             have such other responsibilities as may be assigned to the Program Committee pursuant to this Agreement or as may be mutually agreed by the Parties in writing from time to time.

3.10                        Program Committee Membership.  Scholar Rock and JBI shall each designate three (3) representatives of appropriate seniority and experience to serve on the Program Committee by written notice to the other Party.  Either Party may designate substitutes for its representatives if one (1) or more of such Party’s designated representatives are unable to be present at a meeting.  From time to time each Party may replace its representatives by written notice to the other Party specifying the prior representative(s) and their replacements).  The Program Committee shall be co-chaired by a representative of each of JBI and Scholar Rock.  One member of the Program Committee shall serve as secretary of the Program Committee at each Program Committee meeting, and the secretary shall alternate from meeting to meeting between a JBI Program Committee member and a Scholar Rock Program Committee member, with the secretary for the first Program Committee meeting being a JBI Program Committee Member.  The chairpersons shall be responsible for (i) calling meetings and (ii) preparing and circulating an agenda for the upcoming meeting, provided that, the chairpersons shall consider including, but not limited to, any agenda items proposed by either Party no less than five (5) days prior to the next scheduled Program Committee meeting.

3.11                        Joint Program Committee Meetings.  The Program Committee shall hold at least one (1) meeting per calendar quarter at such times during such calendar quarter as it elects to do so; provided that, the Program Committee shall meet more or less frequently as JBI and Scholar Rock mutually agree (including more frequently as may be required to resolve disputes, disagreements or as otherwise required under this Agreement and each Party agrees not to unreasonably withhold its consent to hold such additional meetings).  Meetings of the Program Committee shall be effective only if at least two (2) representatives of each Party are present or participating.  The Program Committee may meet either (i) in person at either Party’s facilities (with the location of such meetings alternating between the Parties’ respective facilities following the initial such meeting) or at such locations as the Parties may otherwise agree or (ii) by audio or video teleconference; provided that, no less than one (1) meeting of the Program Committee during each per calendar year shall be conducted in person.  Other representatives of each Party involved with the Collaboration Molecule, Lead Molecule or Licensed Product may attend meetings as non-voting participants, subject to the confidentiality provisions set forth in ARTICLE 10.  Each Party shall be responsible for all of its own expenses incurred in connection with participating in the Program Committee meetings.

3.12                        Decision-Making.  The Program Committee may make decisions with respect to any subject matter that is subject to the Program Committee’s decision-making authority and functions as set forth in Section 3.9.  All decisions of the Program Committee shall be made by unanimous vote or written consent, with JBI and Scholar Rock each having, collectively, among

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its respective members, one (1) vote in all decisions.  The Program Committee shall resolve the matters within its roles and functions or otherwise referred to it; provided, that, if the Program Committee cannot reach consensus on a matter after such matter has been brought to the Program Committee’s attention, then any dispute that cannot be resolved by the Program Committee shall be resolved as provided in Section 3.13.

3.13                        Dispute Resolution Procedures.  If after reasonable discussion and good faith consideration of each Party’s view on a particular matter before the Program Committee, the Program Committee is still unable after a period of thirty (30) days (or such shorter period if a shorter period is necessary for taking such disputed action) to reach consensus with respect to such matter, the Parties shall follow the procedures of Referral of Disputes to Senior Management specified in Section 15.1.2.  If the referral to senior management does not result in a decision by consensus, Scholar Rock shall have the authority to exercise its tie-breaking authority to make the final decision on such matter consistent with the terms of this Agreement and in good faith, provided that Scholar Rock shall not make any decision (i) that is inconsistent with the terms of this Agreement; (ii) that would materially change the Program Plan with respect to activities conducted or resources devoted by Scholar Rock without the prior written consent of JBI; or (iii) that would change the Lead Criteria without the prior written consent of JBI.  In the event that any matter remains unresolved pursuant to this Section 3.13, then the matter shall be decided based on process shown in Section 15.1.

3.14                        Limits on Program Committee Authority.  The Program Committee shall have only the powers assigned expressly to it in Section 3.9 and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement.  In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the Program Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

3.15                        Minutes of Program Committee Meetings.  Definitive minutes of Program Committee meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain as follows:

3.15.1                                      Within ten (10) Business Days after a Program Committee meeting, unless otherwise agreed by the chairpersons of the Program Committee, the secretary shall prepare and distribute to all members of such committee draft minutes of the meeting.  Such minutes shall provide a list of any issues yet to be resolved, either within the Program Committee or through the relevant resolution process.

3.15.2                                      The members of the Program Committee shall then have ten business (10) days after receiving such draft minutes to collect comments thereon and provide them to the secretary.

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3.15.3                                      Upon the expiration of such second ten (10) Business Day period, the Parties shall have an additional ten (10) Business Days to discuss each other’s comments and finalize the minutes.  The acknowledgement of such chairperson(s) and secretary upon the final minutes shall indicate each Party’s assent to the minutes.

ARTICLE 4
DEVELOPMENT AFTER EXERCISE OF THE LICENSE OPTION

4.1                               Development Responsibility.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI shall be solely responsible for all Development of Collaboration Molecules, Lead Molecules and/or Licensed Products with such Pharmacological Profile.

4.2                               Diligence.  After exercise of the License Option on Pharmacological Profile-by-Pharmacological Profile basis, JBI shall use (and shall cause its Affiliates and Sublicensees receiving rights under this Agreement to use) Commercially Reasonable Efforts to perform Development activities required to enable JBI (or its Affiliates or Sublicensees, as applicable) to obtain Regulatory Approval for a first Licensed Product with such Pharmacological Profile in the US from the FDA and in [***] from the EMA.

4.3                               Records and Reporting.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI shall (and shall cause its Affiliates and Sublicensees to) maintain current, complete and accurate records of all activities conducted by it (or any of its Affiliates or Sublicensees) with respect to Collaboration Molecules, Lead Molecules and/or Licensed Products with such Pharmacological Profile, and all data and other information resulting from such activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with such activities)).  JBI shall provide Scholar Rock, subject to Scholar Rock’s confidentiality obligations under ARTICLE X, with reasonably detailed, written, annual reports, and shall participate in annual meetings with Scholar Rock (on such dates and at such locations as the Parties may mutually agree), to provide Scholar Rock updates on the progress of JBI’s Development activities.

4.4                               Development Funding.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI (or, as applicable, its Affiliates and Sublicensees) shall be solely responsible for all costs and expenses associated with the Development of Collaboration Molecules, Lead Molecules and/or Licensed Products with such Pharmacological Profile incurred by JBI or its Affiliates or Sublicensees directly or indirectly.

4.5                               Compliance.  JBI shall, and shall cause its Affiliates and Sublicensees to, in all cases perform Development activities under this Article 4 in material compliance with all Laws.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

ARTICLE 5
REGULATORY RESPONSIBILITIES AFTER EXERCISE OF THE LICENSE OPTION

5.1                               Regulatory Approval.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI (or, as applicable, its Affiliates and Sublicensees) shall be solely responsible for all costs and expenses of preparing and filing all Regulatory Materials and seeking and maintaining all Regulatory Approvals for a Licensed Product with such Pharmacological Profile in the Field in the Territory, including, but not limited to, preparing all Regulatory Materials (including, but not limited to, in connection with labeling and packaging for such Licensed Product).  JBI shall, and shall cause its Affiliates and Sublicensees, as applicable, to submit such Regulatory Materials for Regulatory Approval, to the applicable Governmental Authorities, and in all cases in compliance with all Laws.

5.2                               Compliance.  JBI shall, and shall cause its Affiliates and Sublicensees to, in all cases perform regulatory activities and other responsibilities under this Article 5 in material compliance with all Regulatory Approvals and all Laws.

ARTICLE 6
COMMERCIALIZATION AFTER EXERCISE OF THE LICENSE OPTION

6.1                               Overview.  Subject to the terms and conditions of this Agreement, after exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI (or, as applicable, its Affiliates and Sublicensees) shall be solely responsible for Commercializing Licensed Products with such Pharmacological Profile, and for any and all costs and expenses in connection therewith.

6.2                               Records.  Without limiting JBI’s obligations under Section 9.2, after exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI shall (and shall cause its Affiliates and Sublicensees to) keep and maintain records of account relating to the Commercialization of Licensed Products with such Pharmacological Profile (including, but not limited to, the sale, distribution, production, packaging, licensing, marketing or other exploitation thereof, as well as any licensing, sublicensing, grant of rights or other exploitation of the Scholar Rock Patents or Scholar Rock Know-How), which records shall contain clear particulars sufficient to enable Scholar Rock to confirm JBI’s satisfaction of its obligations hereunder, as well as the calculation of royalties and other amounts payable to Scholar Rock hereunder.

6.3                               Diligence.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI shall use (and shall cause its Affiliates and Sublicensees receiving rights under this Agreement to use) Commercially Reasonable Efforts to Commercialize approved Licensed Products with such Pharmacological Profile in the Territory. On a Pharmacological Profile-by-Pharmacological Profile basis, in the event JBI Commercializes a first Licensed Product with such Pharmacological Profile in the US and in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***], then JBI shall be deemed to satisfy all diligence obligations to Commercialize Licensed Products with such Pharmacological Profile hereunder.

6.4                               JBI’s Performance.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI (or, as applicable, its Affiliates and Sublicensees) shall be solely responsible for Commercializing Licensed Products with such Pharmacological Profile, including, but not limited to: (a) receiving, accepting and filling orders for Licensed Products, (b) handling all returns of Licensed Products, (c) controlling invoicing, order processing and collection of accounts receivable for the sales of Licensed Products, (d) distributing and managing inventory of Licensed Products, and (e) with respect to the sale of Licensed Products in the Field, including, but not limited to, the price or prices at which each Licensed Product shall be sold, any discount applicable to payments or receivables, and similar matters.

6.5                               Trademarks, Trade Dress and Promotional Materials.

6.5.1                                             After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI shall have the right to select, register and own the trademarks, trade dress, logos, slogans and internet domain names, including, without limitation, any of the foregoing for Licensed Product with such Pharmacological Profile for use in the Field (collectively, the “Product Trademarks and Trade Dress”) during the Term.  All uses of the Product Trademarks and Trade Dress by JBI to identify and/or in connection with the Commercialization of a Licensed Product with such Pharmacological Profile in the Field shall be in accordance with the applicable Regulatory Approvals and all Laws.  JBI shall own all rights to the Product Trademarks and Trade Dress (in each case, together with all goodwill associated therewith).

6.5.2                                             JBI, in its sole discretion and at its sole cost and expense, shall create and develop Promotional Materials for Licensed Product, with any such Promotional Materials being in accordance with the Regulatory Approvals and Laws.

6.6                               Compliance.  JBI shall, and shall cause its Affiliates and Sublicensees to, in all cases perform Commercialization activities under this Article 6 in material compliance with all Regulatory Approvals and all Laws.

ARTICLE 7
MANUFACTURING AFTER EXERCISE OF THE LICENSE OPTION

7.1                               Transfer of Manufacturing.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, (a) Scholar Rock shall (and shall cause its Affiliates and agents to) transfer to JBI, at JBI’s cost and expense for external, out-of-pocket costs associated with such activities, all manufacturing related documents and related materials and related information Controlled by Scholar Rock that may be reasonably necessary or useful for JBI to Manufacture or have Manufactured Collaboration Molecules, Lead

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Molecules and/or Licensed Product with such Pharmacological Profile; and (b) as may be reasonably requested by JBI, Scholar Rock shall also use Commercially Reasonable Efforts to transfer to JBI all rights Scholar Rock may have in any agreements with Third Parties related to Manufacturing of Collaboration Molecules, Lead Molecules and/or Licensed Product with such Pharmacological Profile, provided Scholar Rock has such right to transfer without any payment obligation to such Third Parties under such agreements or, if there is a payment obligation, JBI reimburses Scholar Rock for costs incurred under any such obligation.

7.2                               Manufacturing.  After exercise of the License Option on a Pharmacological Profile-by-Pharmacological Profile basis, JBI will be solely responsible for the Manufacture and supply of Collaboration Molecules, Lead Molecules and/or Licensed Product with such Pharmacological Profile for Development and Commercialization.

7.3                               Costs and Expenses.  Unless otherwise agreed by the Parties, all costs and expenses of Manufacturing and supplying Collaboration Molecules, Lead Molecules and/or Licensed Product with a specific Pharmacological Profile incurred after the exercise of the License Option therefor and of Commercialization activities shall be borne solely by JBI.

7.4                               Compliance.  JBI shall (and shall cause its Affiliates and Sublicensees to) perform its Manufacturing activities and other responsibilities under this ARTICLE 7 in material compliance with all Laws and all Regulatory Approvals for Licensed Product.

ARTICLE 8
FINANCIAL TERMS

8.1                               Option Exercise Fee.  JBI shall pay to Scholar Rock the exercise payment of one million US dollars ($1,000,000) (the “Option Exercise Fee”) upon exercise of the License Option with respect to Collaboration Molecules and/or Lead Molecules with a specific Pharmacological Profile pursuant either to Section 2.2.1 or Section 2.2.2.  This payment shall be made on a Pharmacological Profile-by-Pharmacological Profile basis within [***] Business Days following (i) delivery of the invoice required under Section 2.2.1 with respect to the voluntary exercise of the License Option by JBI or (ii) delivery of the JBI Option Exercise Acknowledgment Notice under Section 2.2.2, and, in each case, shall be non-creditable and nonrefundable.  For clarity, JBI shall pay, and Scholar Rock shall receive, two (2) payments of one million US Dollars ($1,000,000) each if JBI exercises its License Option for both Pharmacological Profiles.

8.2                               Milestone Payment.

8.2.1                                             On a Pharmacological Profile-by-Pharmacological Profile basis, with respect to the first achievement of a milestone event set forth in the following table by JBI, its Affiliate or Sublicensee with respect to a Licensed Product with such Pharmacological Profile (or a Collaboration Molecule with such Pharmacological Profile in the case of the first milestone event in the table below) (each, a “Milestone Event”), JBI shall pay to Scholar Rock the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

corresponding amount set forth in the following table one time for such Pharmacological Profile (each, a “Milestone Payment”), which milestone payments shall be non-creditable and non-refundable:

Milestone Event	Payment Amount

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

On a Pharmacological Profile-by-Pharmacological Profile basis, if JBI terminates development of a Licensed Product with such Pharmacological Profile or, in the case of the first milestone event in the table above, the Collaboration Molecule having achieved New Molecular Entity Designation with such Pharmacological Profile (either, the “Discontinued Candidate”) and replaces such Licensed Product or such Collaboration Molecule with a replacement Licensed Product or Collaboration Molecule for the same Pharmacological Profile (each, the “Replacement Candidate”) and JBI paid any Milestone Payments with respect to any Milestone Events achieved with the Discontinued Candidate (“Paid/Achieved Events”), then when and if the Replacement Candidate achieves the Paid/Achieved Events, no corresponding Milestone Payment shall be due with respect to such achievements but any remaining unpaid Milestone Payment would be due upon the achievement of that Milestone Event by the Replacement Candidate.

8.2.2                                             On a Pharmacological Profile-by-Pharmacological Profile basis, with respect to the worldwide annual Net Sales of a Licensed Product with such Pharmacological Profile, JBI shall pay to Scholar Rock the following one-time payments when annual aggregate Net Sales (“Annual Net Sales”) in the Territory of such Licensed Product in a JBI Accounting Year reaches the following thresholds:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Milestone Event	Payment Amount

Annual Net Sales of $[***] ([***] US dollars)	$	[***]

Annual Net Sales of $[***] ([***] US dollars)	$	[***]

Annual Net Sales of $[***] ([***] US dollars)	$	[***]

With respect to this Section 8.2.2, on a Pharmacological Profile-by-Pharmacological Profile basis, each of the applicable milestone payments will be made only once on annual aggregate sales in the Territory of each Licensed Product with such Pharmacological Profile (such sales being calculated including all Indications) subject to Section 8.2.4, regardless of the number of Indications for which such Licensed Product is developed and regardless of whether such Licensed Product is sold in a different dosage form or formulation, and shall be non-creditable and non-refundable.

8.2.3                                             JBI shall provide written notice to Scholar Rock upon the achievement of the foregoing developmental, regulatory and/or sales milestones under this Section 8.2 within [***] days after such achievement and shall submit the accompanying milestone payment amount in accordance with Section 9.1.2.

8.2.4                                             For clarity, the developmental, regulatory and sales milestone payments under this Section 8.2 shall be owed and payable to Scholar Rock for the first Licensed Product having the S/I Pharmacological Profile only and for the first Licensed Product having the R/A Pharmacological Profile only, in each case, that achieves the events triggering such milestone payments.

8.3                               Royalties on Licensed Product.  As further consideration for the rights granted to JBI hereunder, on a Licensed Product-by-Licensed Product basis, JBI shall pay to Scholar Rock the following royalties on Annual Net Sales in the Territory of each Licensed Product during the Royalty Term subject to Section 3.5.2.  All royalty payments shall be non-creditable and non-refundable:

Annual Net Sales	Royalty Rate

Annual Net Sales of < $[***]	[***]	%

Annual Net Sales of > $[***], but < $[***]	[***]	%

Annual Net Sales of > $[***]	[***]	%

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

By way of non-limiting example, if the Annual Net Sales in the Territory of a Licensed Product equal $[***], the royalty amount owed by JBI to Scholar Rock would be $[***] (([***]% x $[***]) + ([***]% x $[***]) + ([***]% x $[***]) = $[***]).

8.3.1                                             Royalty Reduction and Know-How Royalty.  During the Royalty Term for a Licensed Product, with respect to those countries in which such Licensed Product is sold, (a) upon such Licensed Product not being covered by a Valid Claim of a Scholar Rock Patent or Joint Patent to the composition-of-matter (excluding, for clarity, Patents covering the Licensed Product formulation) of such Licensed Product in such country, the royalty rate shall be reduced from those set forth in Section 8.3 by [***] percent ([***]%) (e.g., the applicable royalty in each such country for such Licensed Product shall be [***]% for Annual Net Sales < $1,000,000,000), provided that such royalty reduction shall only be [***] percent ([***]%) (e.g., the applicable royalty in each such country for such Licensed Product shall be [***]% for Annual Net Sales < $1,000,000,000) during the period of the Royalty Term that (i) there is then effective Regulatory Exclusivity for such Licensed Product in such country and (ii) there is no Biosimilar Product of such Licensed Product in such country; and (b) upon a Biosimilar Product of such Licensed Product being introduced in such country, the royalty rate shall be reduced from those set forth in Section 8.3 by [***] percent ([***]%) (e.g., the applicable royalty in each such country for such Licensed Product shall be [***]% for Annual Net Sales < $ 1,000,000,000).  Notwithstanding anything herein to the contrary, none of the foregoing royalty reductions shall be additive and the maximum by which the royalty rates set forth in Section 8.3 can be reduced is [***] percent ([***]%), provided that, in the case where Section 3.5.2 applies, then the maximum by which the royalty rates set forth in Section 8.3 can be reduced is [***] percent ([***]%).

8.4                               Third Party Obligations.  Except for JBI’s agreed commitment for research funding of the Program Plan during the Collaboration Term, Scholar Rock shall be solely responsible for all Third Party costs incurred by either Party, including, without limitation, milestones and royalties, from the In-License Agreement and from licenses or other transactions executed with Third Parties for the Development and/or Commercialization of Collaboration Molecules, Lead Molecules and/or Licensed Products, where such license or other transaction is due to the generation, identification, humanization and/or composition of matter, in each case, of Collaboration Molecules and/or Lead Molecules developed as part of the Program Plan and their corresponding Licensed Products.  Scholar Rock shall indemnify and hold JBI harmless from any claims against JBI or its Affiliates arising from activities performed pursuant to such In-License Agreement, licenses or other transactions.  Notwithstanding the foregoing, Scholar Rock shall not be responsible for Third Party costs, including, without limitation, milestones and royalties, under licenses or other transactions attributable to technology or other intellectual property of a Third Party relating to: manufacturing, formulation, delivery, antibody engineering, or any other modifications by or on behalf of JBI, its Affiliates or its Sublicensees of any Collaboration Molecules, Lead Molecules and/or Licensed Products.  Before JBI enters into a license or other agreement or transaction with a Third Party for technology or other intellectual property that would trigger payment responsibilities for Scholar Rock pursuant to this

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.4, JBI shall discuss in good faith with Scholar Rock the need for such a license or agreement or transaction, the amount of any such potential payments, and whether alternatives are reasonably available.  For clarity, Scholar Rock shall have no responsibility for any Third Party costs attributable to any activities performed after exercise of the License Option for a Pharmacological Profile by JBI relating to the Collaboration Molecules, Lead Molecules and/or Licensed Products with such Pharmacological Profile.

8.5                               JBI Payment of Scholar Rock Third Party Obligations.  If Scholar Rock fails to pay or indicates an intention not to make any payments owed to Third Parties under any of the agreements described in Section 8.4 and such payments are not reasonably contested by Scholar Rock or the failure to make such payments have placed or are likely to place Scholar Rock in breach of any such agreements, upon thirty (30) days prior notice, JBI may make such payment to such Third Party on behalf of Scholar Rock and it may deduct the amount of any such payment from any compensation owed or that becomes owed to Scholar Rock under this Agreement (and is to be reflected in the reports to be provided pursuant to Section 9.2) or, if such deduction is not applicable, Scholar Rock shall reimburse JBI the amount paid on its behalf within [***] days following Scholar Rock’s receipt of JBI’s written notice that JBI made such payment.  The amount of deduction from any compensation owed and to be paid to Scholar Rock shall include simple interest on the amount at the lower of a rate per annum equal to the lower of (a) the three-month LIBOR rate effective on the date JBI made such payment and (b) the maximum rate permitted by Law, in each case, calculated based on the number of days between JBI’s payment and the due date for the payment from which the amount paid to such Third Party is deducted.

8.6                               Expiration of Royalty Term.  Upon expiration of the Royalty Term as to a Licensed Product in a country, JBI shall have a worldwide, perpetual, paid up, no fee, royalty-free, exclusive license under Scholar Rock Patents and Scholar Rock Know-How for such Licensed Product in such country.

ARTICLE 9
PAYMENT TERMS

9.1                               Payment Methods.

9.1.1                                             Payments in US Dollars.  All amounts due to Scholar Rock hereunder (including, but not limited to, royalty payments) will be paid in United States dollars.

9.1.2                                             Payments.  All milestones payment amounts owed to Scholar Rock under Section 8.2 shall be paid by JBI within [***] days of the achievement of the Milestone Event triggering such payment (for clarity, the [***] day period within which JBI shall send written notice to Scholar Rock of the achievement of a milestone event pursuant to Section 8.2.3 shall count towards such [***] day period).  Where Scholar Rock sends invoices to JBI, such invoices shall be due and payable within [***] days after JBI’s receipt thereof (or in the case of payments due under Section 8.1, such lesser period set forth therein).  Invoices must be sent to:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Johnson & Johnson Shared Services, P.O. Box 16540, New Brunswick, NJ, 08906-6540, USA.  All invoices must reference a valid JBI Purchase Order (PO) Number.  The PO Number will be provided to Scholar Rock by JBI.

9.1.3                                             Any undisputed payments or portions thereof due hereunder that are not paid by the date such payments are due under this Agreement will bear simple interest at the lower of a rate per annum equal to (a) the thirty (30) day Dollar LIBOR rate effective for the date that payment was first due as reported by The Wall Street Journal plus two percent (2%) or (b) the maximum rate permitted by Law, in each case, calculated based on the number of days such payment is delinquent, with such delinquency period commencing on the date that is five (5) days after notice is received by JBI of the non-payment of undisputed payments or portions thereof provided that such payments or portions thereof are not paid within the five (5) day period.

9.2                               Payment Schedules; Reports.  The payment due pursuant to Section 8.1 is due and payable on the date described therein.  Royalty payments due pursuant to Section 8.3 are due and payable quarterly [***] days after the end of each JBI Accounting Quarter.  JBI will accompany each payment of royalties under this Agreement with a report setting forth, on a Pharmacological Profile-by-Pharmacological Profile, Licensed Product-by-Licensed Product, Indication-by-Indication and country-by-country basis, Net Sales, any currency conversion made in accordance with Section 9.4, and a calculation of the amount of royalty payment due on such Net Sales.  Without limiting the foregoing, JBI shall require all of its applicable Affiliates and Sublicensees to account for their respective Net Sales and to provide such reports with respect thereto as if such sales were made by JBI.

9.3                               Remittance: All payments shall be made in immediately available funds by electronic transfer, by JBI or an Affiliate on its behalf, to the bank account identified below or such other bank that Scholar Rock may designate in writing to JBI.  Janssen Research & Development, LLC, a New Jersey limited liability company having its principal place of business at 920 U.S. Route 202 (P.O. Box 300), Raritan, NJ 08869 (“JRD”), acting as paying agent for JBI, may make certain payments due under this Agreement, and JBI shall reimburse JRD for all such payments.  Any payment due and payable under this agreement on a date that is not a Business Day may be made on the next Business Day.  If at any time legal restrictions prevent the remittance of part or all of the royalties due hereunder with respect to any country where Licensed Products are sold, JBI shall have the right and option to make such payment by depositing the amount thereof in local currency to Scholar Rock’s accounts in a bank or depository in such country or by using such lawful means or methods as Scholar Rock may determine:

Name of Bank:  [***]

Bank Address:  [***]

Routing/Transit No.:  [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

SWIFT Code:  [***]

Account Number:  [***]

9.4                               Currencies.  With respect to sales of Licensed Product invoiced in a currency other than US dollars and other amounts received by JBI (and, if applicable, its Affiliates and Sublicensees) in a currency other than US dollars, such amounts and the amounts payable hereunder shall be expressed in their US dollar equivalent calculated by applying the Currency Hedge Rate determined as follows :

9.4.1                                             For the upcoming JBI Accounting Year, JBI shall obtain a Currency Hedge Rate(s) to be used for the local currency of each country of the Territory from its parent, Johnson & Johnson, and shall provide details of such Currency Hedge Rate(s) in writing to Scholar Rock not later than five (5) Business Days after the Currency Hedge Rate(s) are available from Johnson & Johnson, which is customarily at the end of October.  Such Currency Hedge Rate(s) will remain constant throughout the upcoming JBI Accounting Year.

9.5                               Taxes.

9.5.1                                             JBI will make all payments to Scholar Rock under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by Law in effect at the time of payment.

9.5.2                                             Any Tax required to be withheld on amounts payable under this Agreement will promptly be paid by JBI on behalf of Scholar Rock to the appropriate Governmental Authority, and JBI will furnish Scholar Rock with proof of payment of such Tax.  JBI shall provide any such cooperation and assistance as Scholar Rock may reasonably request to obtain a reimbursement or credit of the withheld amount.  Any such Tax required to be withheld will be an expense of and borne by Scholar Rock.  If any such Tax is assessed against and paid by JBI, then Scholar Rock will indemnify and hold harmless JBI from and against such Tax.

9.5.3                                             JBI and Scholar Rock will cooperate with respect to all documentation required by any taxing authority or reasonably requested by JBI or Scholar Rock to secure if possible an exemption from any obligation to withhold Taxes or a reduction in the rate of applicable withholding Taxes.

9.6                               Records Retention; Audit and Certification.

9.6.1                                             Record Retention.  JBI will, and will cause its Affiliates and Sublicensees to, maintain complete and accurate books, records and accounts relevant for the calculation of Net Sales and any other amounts payable to Scholar Rock hereunder, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by JBI, and its Affiliates and Sublicensees as applicable,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

for five (5) years after the end of the period to which such books, records and accounts pertain, or longer as is required by Law.

9.6.2                                             Audit.  Scholar Rock will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to JBI, have access during normal business hours, upon reasonable prior written notice from time to time but not more often than once per JBI Accounting Year (but in any event within thirty (30) days of such notice) during the Term and for five (5) years thereafter, or longer as is required by Law, to such records of JBI (and its Affiliates and Sublicensees) as may be reasonably necessary to verify the accuracy of the calculation of royalties or any other amount payable hereunder (including, but not limited to, calculation of Net Sales).  Results of such inspections shall be made available to both Scholar Rock and JBI and shall be final and binding on the Parties (absent manifest error).  Scholar Rock will bear all costs of such audit, unless the audit reveals a discrepancy in Scholar Rock’s favor of more than five percent (5%) in respect of any audited period, in which case JBI will bear the cost of the audit.

9.6.3                                             Payment of Additional Amounts.  If, based on the results of any audit, additional payments are owed to Scholar Rock under this Agreement, then JBI shall have the right to obtain, at its sole expense, a second independent certified public accounting firm of internationally recognized standing reasonably acceptable to Scholar Rock to verify the accuracy of the calculation of royalties or any other amount payable hereunder (including, but not limited to, calculation of Net Sales).  If JBI does not obtain a second audit or the second audit concurs with the first audit, JBI will make such additional payments within [***] days after the last accounting firm’s written report is delivered to the Parties.  The provisions of Section 9.1 with respect to late payments shall apply to such additional payment based on the date such additional payments were originally due.  If the audits do not concur, the Parties shall and shall cause their respective accounting firms to discuss diligently and in good faith to identify the discrepancy between the firms’ audit results and agree on a final determinative result.  In the event they are unable to agree, Section 15.1 shall apply.

If the initial audit reveals an overpayment by JBI, such overpayment shall be credited against future amounts payable by JBI to Scholar Rock under this Agreement and such credit shall include simple interest on the overpayment at the lower of a rate per annum equal to the lower of (a) the three month LIBOR rate effective for the date that such overpayment was made and (b) the maximum rate permitted by Law, calculated based on the number of days since such overpayment.

9.6.4                                             Confidentiality.  All information that is shared in connection with any audit under this Section 9.5 shall be treated by the Parties in accordance with the provisions of ARTICLE 10.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

ARTICLE 10
CONFIDENTIALITY

10.1                        Confidential Information.

10.1.1                                      Confidential Information.  As used in this Agreement, the term “Confidential Information” means all Know-How and other non-public information, whether provided in written, oral, graphic, video, computer, electronic or other form, provided pursuant to this Agreement by or on behalf of one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), including, but not limited to, information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products, and any other materials that have not been made available by the Disclosing Party to the general public.  Notwithstanding the foregoing sentence, Confidential Information shall not include any information or materials that:

(a)                                 were already known to the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party), at the time of disclosure by the Disclosing Party, to the extent such Receiving Party has documentary evidence to that effect;

(b)                                 were generally available to the public or otherwise part of the public domain at the time of disclosure thereof to the Receiving Party;

(c)                                  became generally available to the public or otherwise part of the public domain after disclosure or development thereof, as the case may be, and other than through any act or omission of the Receiving Party or any of its Affiliates, or its or their directors, managers, employees, independent contractors, agents or consultants in breach of confidentiality obligations under this Agreement;

(d)                                 were disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e)                                  were independently discovered or developed by or on behalf of the Receiving Party without the aid, application or use of the Confidential Information belonging to the Disclosing Party, to the extent such Receiving Party has documentary evidence to that effect.

The results of the Program Plan conducted by or for Scholar Rock hereunder shall be deemed to be Confidential Information of both Parties in respect of which both Parties have confidentiality and restricted use obligations hereunder, provided that the foregoing shall not prevent either Party from pursuing Collaboration Patents as contemplated by Sections 11.2 and 11.3; and, further provided that, if JBI does not exercise its License Option for Collaboration Molecules and/or Lead Molecules for one or both Pharmacological Profiles prior to the end of the Option Period in accordance with the terms of this Agreement, or if the Agreement is terminated for any other reason, all such results with respect to the Collaboration Molecule(s),

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Lead Molecule(s) and/or Licensed Product(s) with such respective Pharmacological Profiles created under the Program Plan shall thereafter be Confidential Information of Scholar Rock only and Scholar Rock shall have no further confidentiality or restricted use obligations to JBI in respect thereof.  Without limiting the generality of the foregoing, any sequencing information for any Collaboration Molecule(s), Lead Molecule(s) and/or Licensed Product(s) with a specific Pharmacological Profile shall be deemed to be Confidential Information of Scholar Rock, and JBI (and, as applicable, its Affiliates and Sublicensees) shall only have a license to use such sequencing information to advance the development and commercialization of a Licensed Product with such Pharmacological Profile provided JBI has exercised its License Option for Collaboration Molecules and/or Lead Molecules with such Pharmacological Profile.

The Parties acknowledge that Confidential Information has been provided by the Parties to each other prior to the Effective Date pursuant to a Confidentiality Agreement between the Parties or their Affiliates dated December 15, 2012.  The Parties agree that as of the Effective Date, all such Confidential Information shall be protected by the terms and conditions of this Agreement, which shall replace those of such Confidentiality Agreement.

10.1.2                                      Confidentiality Obligations.  Each of Scholar Rock and JBI shall not disclose, and shall keep all Confidential Information of the other Party confidential with the same degree of care it employs to maintain the confidentiality of its own Confidential Information, but in no event less than a reasonable degree of care (including, but not limited to, establishing and maintaining effective security measures to safeguard the Confidential Information of the other Party from unauthorized use or access).  Neither Party shall (1) use such Confidential Information of the other Party for any purpose other than in performance of, in exercise of, or enforcement of its rights under, this Agreement or (2) disclose the same to any other Person other than to such of its and its Affiliates’ directors, managers, employees, independent contractors, agents or consultants who have a need to know such Confidential Information to implement the terms of this Agreement, including, without limitation, evaluation of the Collaboration Molecules and/or Lead Molecules, the Program Plan or other discovery and research activities and whether to exercise a License Option; provided, however, that a Receiving Party shall advise any of its and its Affiliates’ directors, managers, employees, independent contractors, agents or consultants who receives such Confidential Information of the confidential nature thereof and of the obligations contained in this Agreement relating thereto, and the Receiving Party shall ensure (including, but not limited to, in the case of a Third Party, by means of a written agreement with such Third Party having terms similar to those contained in this ARTICLE 10) that all such directors, managers, employees, independent contractors, agents and consultants comply with such obligations as if they had been a party hereto; JBI shall be directly responsible to Scholar Rock for any damages resulting from any breach by any such Persons (including such Third Parties) of their confidentiality or restricted use obligations in respect of Scholar Rock’s Confidential Information.  Scholar Rock shall be directly responsible to JBI for any damages resulting from any breach by any such Persons (including such Third Parties) of their confidentiality or restricted use obligations in respect of JBI’s Confidential Information.  Upon expiration or termination of this Agreement, the Receiving Party shall return

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or destroy all documents, tapes or other media containing Confidential Information of the Disclosing Party that remain in the possession of the Receiving Party or its (or its Affiliate’s) directors, managers, employees, independent contractors, agents or consultants, except that the Receiving Party may keep one copy of the Confidential Information in the legal department files or electronic backup files of the Receiving Party, solely for archival purposes.  Such archival copy shall be deemed to be the property of the Disclosing Party, and shall continue to be subject to the provisions of this ARTICLE 10.

10.1.3                                      Permitted Disclosure and Use.  Notwithstanding Section 10.1.2, a Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary to: (a) obtain Regulatory Approval of a Licensed Product to the extent such disclosure is made to a Governmental Authority; (b) comply with or enforce any of the provisions of this Agreement, including, but not limited to, to prosecute and maintain Patents and prosecute or defend litigation; (c) comply with Laws; (d) comply with applicable stock exchange or Nasdaq regulation; or (e) accountants, attorneys, underwriters, lenders and other financing sources, licensors, licensees, sublicensees, potential strategic partners or investors, and related advisors whose duties reasonably require them to have access to this Agreement, provided that such accountants, attorneys, underwriters, lenders and other financing sources, licensors, licensees, sublicensees, potential strategic partners, investors, and related advisors are required to maintain the confidentiality of this Agreement under contractual terms substantially similar to those contained in this ARTICLE 10.  If a Party deems it necessary to disclose Confidential Information of the other Party pursuant to the foregoing clause (d) in a manner by which such Confidential Information shall no longer retain its confidentiality, such Party shall give reasonable advance notice of such disclosure to the other Party to permit such other Party sufficient opportunity to challenge or limit such disclosure or to take measures to ensure confidential treatment of such information, and in all such cases, such disclosure shall be limited to only that portion of the Confidential Information so required to be disclosed.

10.1.4                                      Governmental Requirements.  Confidential Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 10.1, and the Receiving Party disclosing Confidential Information of the Disclosing Party pursuant to law or court order shall notify the Disclosing Party promptly upon receipt thereof, giving (where practicable) the Disclosing Party sufficient advance notice to permit the Disclosing Party to oppose, limit, or seek an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information, and shall cooperate with the Disclosing Party; provided that in all such cases, the Disclosing Party shall limit all such disclosure to only that portion of the Confidential Information so required to be disclosed.

10.1.5                                      Notification.  The Receiving Party shall notify the Disclosing Party promptly upon discovery of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information, and will cooperate with the Disclosing Party in any reasonably

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requested fashion to assist the Disclosing Party to regain possession of such Confidential Information and to prevent its further unauthorized use or disclosure.

10.2                        Publicity; Filing of this Agreement.

10.2.1                                      A press release in connection with the transactions deemed agreed by the Parties is attached as Exhibit F.  Any publication, news release or other public announcement of a Party relating to this Agreement or a Party’s performance hereunder, shall first be reviewed and approved by the other Party; provided, however, that (a) a Party may, once a press release or other public announcement is approved in writing by both Parties (and for clarity, the information in the press release on Exhibit F is deemed approved), make subsequent public disclosure of the information contained in such press release or other public announcement without the further approval of the other Party, and (b) if a Party decides to make any disclosure which is required by Law as advised by a Party’s counsel the non-disclosing Party shall be given at least seven (7) Business Days advance notice of any such legally required disclosure, and shall provide any comments on the proposed disclosure during such period.  To the extent that the receiving Party reasonably requests the deletion of any information in the materials, the disclosing Party shall delete such information unless, in the opinion of the disclosing Party’s legal counsel, such Confidential Information is legally required to be fully disclosed.

10.3                        Scientific Publication.  The following restrictions shall apply on a Pharmacological Profile-by-Pharmacological Profile basis with respect to any academic, scientific, medical or other publication or presentation or other disclosure by Scholar Rock or JBI that contains or refers to or otherwise relates to any Collaboration Molecule, Lead Molecule or Licensed Product prior to exercise of the License Option for such Pharmacological Profile.  Each Party shall submit any proposed academic, scientific, medical or other publication or presentation containing Confidential Information or containing or referring to or otherwise relating to a Collaboration Molecule, Lead Molecule or Licensed Product at least thirty (30) days in advance of submission of an abstract of a proposed publication, if any, and again at least thirty (30) days in advance of submission of the scientific publication, to allow such other Party to review such planned public disclosure.  The reviewing Party will promptly review such publication and make any objections that it may have to the publication of the Confidential Information contained therein.  Should the reviewing Party make an objection to the publication of the Confidential Information or require its modification, then the Parties will discuss the merits of publishing and any such modifications; provided, however, that in any case, no publication of Confidential Information of the other Party shall take place under this Section without the other Party’s prior written approval thereof or unless the obligations of confidentiality as to such Confidential Information shall be waived or disclosure of Confidential Information of the other Party is authorized under this ARTICLE 10.  For clarity, patent publications shall not constitute an academic, scientific medical or other publication.  After exercise of the License Option for a Pharmacological Profile, JBI shall be free to publish any academic, scientific, medical or other publication or presentation containing Confidential Information or containing or referring to or otherwise relating to a Collaboration Molecule, Lead

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Molecule or Licensed Product, provided that (i) JBI give proper authorship and attribution to Scholar Rock and other Third Parties as scientifically appropriate and (i) JBI provides Scholar Rock with the content of such publication or presentation at least ten (10) Business Days prior to the date of such publication and reasonably considers the comments of Scholar Rock made in good faith in its decisions on the content of the publication or presentation.  After exercise of the License Option for a Pharmacological Profile, Scholar Rock may publish non-clinical data and results relating to any Collaboration Molecule in any academic, scientific, medical or other publication or presentation with JBI’s prior written approval, which approval JBI shall not unreasonably withhold, provided that JBI may withhold its approval if JBI has a strategic reason (including, without limitation, a commercial or patent reason) for not approving any such proposed publication or presentation by Scholar Rock, and, further provided that, in all cases, any such proposed publication or presentation by Scholar Rock shall take into account the Parties’ efforts under the Program Plan and efforts to prosecute and obtain Collaboration Patents.

10.4                        Publication of Clinical Trial Results.  Scholar Rock agrees that, after exercise of the License Option for Collaboration Molecules and/or Lead Molecules with a specific Pharmacological Profile, JBI and/or its Affiliates shall be permitted to disclose Scholar Rock Confidential Information related thereto in publishing clinical trial results in accordance with any applicable FDA and EMA guidelines and in accordance with Johnson & Johnson clinical trial publication policy.

10.5                        Use of Names.  Neither Party shall use the name of the other Party or its Affiliates or in the case of Scholar Rock of Johnson & Johnson in relation to this transaction in any public announcement, press release or other public document without the prior written consent of such other Party; provided, however, that either Party may use the name of the other Party in any document filed with any Governmental Authority or as otherwise permitted under this Agreement, including in Section 10.2.1 and further provided that Scholar Rock may use the name and any logo of JBI to identify JBI as a partner of Scholar Rock on any of website of Scholar Rock or its Affiliates in a manner agreed to in writing in advance of such use by JBI.

10.6                        Confidentiality of this Agreement.  The terms and existence of this Agreement shall be Confidential Information of each Party and, as such, shall be subject to the provisions of this ARTICLE 10.

10.7                        Survival.  The obligations and prohibitions contained in this ARTICLE 10 shall survive the expiration or termination of this Agreement for a period of seven (7) years.

ARTICLE 11
OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

11.1                        Disclosure.  During the Option Period and subject to Scholar Rock’s obligations under ARTICLE 10, JBI shall, and shall cause its Affiliates and Sublicensees to, promptly disclose to Scholar Rock all inventions relating to Collaboration Molecules or Lead Molecules conceived and/or reduced to practice by or for JBI or its Affiliates, Sublicensees or

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subcontractors in exercising its rights hereunder.  Subject to JBI’s obligations under ARTICLE 10, Scholar Rock shall, and shall cause its Affiliates and subcontractors to, promptly disclose to JBI all inventions relating to Collaboration Molecules or Lead Molecules conceived and/or reduced to practice by or for Scholar Rock or its Affiliates during the Option Period in the performance of its obligations or exercise of its rights hereunder.  The Parties shall consult with each other in good faith regarding the preparation, filing, prosecution, and maintenance of any Patents claiming any such inventions.

11.2                        Ownership.

11.2.1                                      Option Period Patents.

(a)                                 Scholar Rock shall own all right, title and interest in and to all inventions, whether patentable or not, and other Know-How conceived by or for Scholar Rock or its Affiliates during the Option Period in the performance of its obligations or exercise of its rights hereunder, including the Program Plan, and all Patents covering such inventions (the “Scholar Rock Collaboration Patents”).  JBI shall own all right, title and interest in and to all inventions, whether patentable or not, and other Know-How conceived by or for JBI or its Affiliates during the Option Period (i) in the performance of its obligations or exercise of its rights hereunder, and (ii) using Collaboration Molecules or Lead Molecules or relying on Scholar Rock Confidential Information to the extent permitted by this Agreement, and all Patents covering such inventions (the “JBI Collaboration Patents”).  Scholar Rock and JBI shall own jointly all right, title and interest in and to all inventions, whether patentable or not, and other Know-How conceived jointly by Scholar Rock or its Affiliates on the one hand and by JBI or its Affiliates on the other hand in the performance of the Program Plan or other research and development activities during the Option Period, and all Patents covering such inventions (the “Joint Collaboration Patents”).  Each Party shall have an undivided one-half interest in and to any such jointly owned inventions and other Know-How, Joint Collaboration Patents and Joint Patents.  Each Party shall exercise its ownership rights in and to the foregoing, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this Agreement.  At the reasonable written request of a Party, the other Party shall in writing grant such consents and confirm that no such accounting is required to effect the foregoing.

(b)                                 During the Option Period, JBI shall grant to Scholar Rock a worldwide, perpetual, royalty-free, fully paid-up, non-exclusive license, with the right to grant sublicenses as permitted under Section 3.1, under JBI Applied Patents as is necessary to Develop, use, make, have made, and import Collaboration Molecules or Lead Molecules.  If JBI does not exercise the License Option, upon expiration of the Option Period, JBI shall assign to Scholar Rock JBI’s entire right, title and interest in and to (A) the JBI Collaboration Patents and the Joint Collaboration Patents, in each case, that specifically claim any one or more of items (i) and (ii) of the definition of Collaboration Molecule and methods of making and using the same, where “specifically claim” means that such item or items are so claimed or that any antibody, active

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binding fragment or other derivative binding to either of the [***] is so claimed (the “Antibody Specific Collaboration Patents”), and (B) the specific Know-How for the inventions claimed in such Antibody Specific Collaboration Patents (the “Antibody Specific Collaboration Know-How”).  JBI shall promptly take all reasonable steps to cause its Affiliates, officers, directors, employees, agents, Sublicensees and subcontractors to execute all documents, make all assignments and take all actions reasonably requested by Scholar Rock to fully effect Scholar Rock’s ownership thereof.

11.2.2                                      Patents after the Option Period.  Ownership of any Patents covering inventions conceived after the end of the Option Period by or on behalf of a Party in the performance of its obligations or exercise of its rights hereunder shall follow inventorship determined in accordance with U.S. patent law, such determination being applicable to the ownership of such Patents throughout the Territory.  All such Patents shall be subject to the license grants contained herein.

11.2.3                                      Inventorship.  Inventorship determination for all Collaboration Patents worldwide and thus the ownership thereof shall be made in accordance with applicable United States patent laws.  Each Party shall require any Person performing work for such Party under the Program Plan, whether as an employee or a contractor or consultant of such Party, to assign to such Party all right, title and interest in and to all inventions, whether patentable or not, and other Know-How conceived by or for such Party or its Affiliates by such Person in the performance of such work.

11.2.4                                      Joint Research Agreement.  This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. § 103(c) to develop and commercialize Collaboration Molecules, Lead Molecules and/or Licensed Products, provided that neither Party shall (a) unilaterally invoke the protections or (b) be required by this reference to have any Patent take advantage of or become subject to such § 103(c)(3) except in accordance with the provisions of Section 11.3 regarding prosecution and maintenance of such Patent.

11.3                        Preparation, Filing, Prosecution and Maintenance of Patents.

11.3.1                                      During the Option Period.  During the Option Period, Scholar Rock shall be solely responsible for and have sole control over the preparation, filing, prosecution and maintenance of the Scholar Rock Core Patents using counsel of its choice.  During the Option Period, the Parties shall have joint responsibility and control over the preparation, filing, prosecution and maintenance of the Collaboration Patents using counsel mutually agreeable to the Parties, provided that Scholar Rock shall be the Party communicating with the United States Patent & Trademark Office and foreign patent offices.  The Scholar Rock Core Patents which are Controlled by Scholar Rock pursuant to an In-License Agreement shall be prosecuted and maintained in accordance with the terms and conditions of the applicable In-License Agreement.  All Third Party costs and expenses incurred in connection with the preparation, filing, prosecution and maintenance (a) of the Collaboration Patents shall be shared equally by Scholar Rock and JBI, and (b) of the Scholar Rock Core Patents shall be borne solely by Scholar Rock.

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Scholar Rock shall submit, or shall cause to be submitted, to JBI an invoice no more than once per calendar quarter for such Third Party costs and expenses relating to the Collaboration Patents to be reimbursed by JBI, and JBI shall pay such invoice within [***] days after receiving it.  Both Parties shall be informed of all matters relating to the preparation, filing, prosecution and maintenance of the Collaboration Patents and each Party shall reasonably consider and accept those reasonable comments of the other Party relating to patent prosecution and maintenance decisions.  In the event of a bona fide dispute regarding preparation, filing, prosecution and/or maintenance of the Collaboration Patents, such dispute shall be submitted to the procedure in Section 15.1.2 and, if the dispute is not resolved by such procedure, Scholar Rock may control the decision in dispute, provided that such decision shall not cause material harm to JBI in the exercise of its rights under this Agreement.

11.3.2                                      After Exercise of the License Option.

(a)                                 After JBI’s exercise of the License Option for Collaboration Molecules and/or Lead Molecules with either of the Pharmacological Profiles, JBI shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the Collaboration Patents covering such Collaboration Molecules and/or Lead Molecules with such Pharmacological Profile using counsel of its choice, and shall bear one hundred percent (100%) of all Third Party costs and expenses incurred in connection with such activities.  JBI shall keep Scholar Rock reasonably informed of all material matters relating to the preparation, filing, prosecution and maintenance of those Collaboration Patents (including providing Scholar Rock with copies of all material correspondence with the applicable patent office from countries or corresponding authorities within the Territory) and shall reasonably consider and accept those reasonable Scholar Rock comments relating to patent prosecution and maintenance decisions.  Scholar Rock shall bear any costs and expenses it may incur in connection with its review and consultation concerning any such Collaboration Patents.  In the event JBI determines not to file, prosecute or maintain a Collaboration Patent in a given country, JBI shall notify Scholar Rock and on the sixtieth (60th) day after Scholar Rock’s receipt of such notice, JBI’s license to such Collaboration Patent shall be converted from exclusive to non-exclusive, and Scholar Rock shall have the right, at its sole expense, to file, prosecute or maintain such Collaboration Patent in such country, in the name of Scholar Rock or JBI or their respective designee, as applicable, and JBI shall no longer have any right to defend or enforce such Collaboration Patent under Section 11.5 or Section 11.6.1.

(b)                                 After JBI’s exercise of the License Option for Collaboration Molecules and/or Lead Molecules for at least one of the Pharmacological Profiles, Scholar Rock shall continue to be solely responsible for and have sole control over the preparation, filing, prosecuting and maintaining of the Scholar Rock Core Patents using counsel of its choice, and shall bear one hundred percent (100%) of all Third Party costs and expenses incurred in connection with such activities.

11.3.3                                      JBI Applied Patents.  JBI shall have the first right, but not the obligation, to prepare, file, prosecute and maintain, or cause to be prepared, filed, prosecuted and maintained, the JBI Applied Patents (other than any JBI Collaboration Patents or Joint

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Collaboration Patents included therein) using counsel of its choice, and shall bear one hundred percent (100%) of all Third Party costs and expenses incurred in connection with such activities.  To the extent in the possession and Control of JBI, JBI shall provide Scholar Rock with copies of any patent applications included within such JBI Applied Patents which are not publicly available within thirty (30) days after filing and from the Effective Date.  JBI shall also provide Scholar Rock copies of all material documents and correspondence relating to the preparation, filing and prosecution of such JBI Applied Patents in a timely manner.  Scholar Rock shall bear any costs and expenses it may incur in connection with its review concerning any such JBI Applied Patents.  In the event JBI determines not to file, prosecute or maintain any such JBI Applied Patent in a given country, JBI shall notify Scholar Rock thereof (and JBI shall not be deemed to be in breach of any of its obligations under this Section 11.3.3) and Scholar Rock shall have the right, at its sole expense, to file, prosecute or maintain such JBI Applied Patent in such country, in the name of JBI (or its designee).

11.3.4                                      Collaboration Patents Prosecution Goals.  In their efforts relating to the preparation, filing, prosecution and maintenance of the Collaboration Patents, the Parties intend to claim subject matter comprising items (i) and (ii) of the definition of Collaboration Molecule and the methods of making and using the same, and other monoclonal antibodies, ScFvs, active binding fragments, and derivatives reasonably expected to satisfy the criteria set forth in Exhibit G and one of the Pharmacological Profiles; provided, however, that the foregoing shall in no way limit the ability of the Parties to fairly and reasonably claim the compositions, methods and uses that are the subject matter of the Program Plan but rather is intended to guide the activities of the Parties with respect to the preparation, filing, prosecution and maintenance of the Collaboration Patents.

11.4                        Cooperation.  Each Party shall make available to the other Party (and to the other Party’s authorized attorneys, agents or representatives) its employees, agents, and, to the extent reasonably possible, subcontractors and consultants, and such other relevant information and documentation as is in such Party’s Control to the extent reasonably available, necessary and appropriate to enable the prosecuting Party to prepare, file, prosecute and maintain Patents as set forth in Section 11.3 and for periods of time reasonably sufficient for such Party to obtain the assistance it needs from such personnel.  Where appropriate, each Party shall sign or cause to have signed all documents relating to said patent applications or patents at no charge to the other Party.

11.5                        Infringement Claims.

Scholar Rock and JBI shall each promptly, but in any event no later than ten (10) days after receipt of notice of such action, notify the other in writing if any Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, either Party, or any of their respective Affiliates or sublicensees or subcontractors, claiming infringement of its patent rights or unauthorized use or misappropriation of its Know-How, based upon an assertion or claim arising out of the Development, Manufacture or Commercialization of a Collaboration Molecule, Lead Molecule or Licensed Product (an “Infringement Claim”).  With

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respect to any Infringement Claim, the Parties shall attempt to negotiate in good faith a resolution with respect thereto.  If the Parties cannot settle such Infringement Claim with the appropriate Third Party within thirty (30) days after the receipt of the notice of such action, then the following applies:

11.5.1                                      In the event that such Infringement Claim is brought (i) solely against JBI in respect of such Collaboration Molecule, Lead Molecule or Licensed Product or (ii) jointly against JBI and Scholar Rock in respect of such Collaboration Molecule, Lead Molecule or Licensed Product, then JBI shall have the first right, but not the obligation, to defend against any such Infringement Claim at its expense.  If JBI agrees to defend against the Infringement Claim, Scholar Rock will cooperate and assist JBI in any such litigation at JBI’s expense, subject to Scholar Rock’s obligation under Section 8.4, and JBI shall be deemed to be the “Controlling Party.” In the event that such Infringement Claim is brought solely against Scholar Rock in respect of such Collaboration Molecule, Lead Molecule or Licensed Product, then in each such case Scholar Rock shall have the first right, but not the obligation, to defend against any such Infringement Claim at its expense.  If Scholar Rock agrees to defend against the Infringement Claim, JBI will cooperate and assist Scholar Rock in any such litigation at Scholar Rock’s expense and Scholar Rock shall be deemed to be the “Controlling Party.”

11.5.2                                      The Controlling Party will have the exclusive right to hire, fire and direct an attorney to represent it (and in the event that the claim is brought against both Parties, to represent it and the other Party) with respect to such Infringement Claims.  The Controlling Party will have the exclusive right to settle any Infringement Claim without the consent of the other Party, unless (i) such settlement could have a material adverse impact upon the other Party or its rights or ability to perform its obligations under this Agreement, in which case the consent of such other Party shall be required and/or (ii) such settlement could otherwise have a material adverse impact on the Licensed Technology or Collaboration Molecules, Lead Molecules and/or Licensed Products, in which case the consent of the other Party shall be required.  For purposes of clarity, any settlement that would involve the waiver of rights or payment from such other Party shall be deemed to have an adverse impact and shall require the consent) of such other Party.

11.5.3                                      If a Party wishes to assume sole control of the defense of any such Infringement Claim with respect to which it has the option to be the Controlling Party, then such Party may do so upon written notice to the other Party.  If a Party does not exercise its right to control the defense of such Infringement Claim within ten (10) Business Days, then the Parties shall jointly control the defense of any such Infringement Claim or, in the case of Scholar Rock not exercising its right to control the defense of an Infringement Claim, JBI shall control such Infringement Claim with full cooperation by Scholar Rock, and JBI shall pay all expenses related thereto, subject to Scholar Rock’s obligation under Section 8.4, and in such event, (i) each Party shall have the right but not the obligation, to retain its own counsel to participate in any such Infringement Claim, and (ii) neither Party may settle such Infringement Claim without the consent of the other Party.  If a Party shall become engaged in or participate in any suit described

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in this Section 11.5, the other Party shall cooperate, and shall cause its and its Affiliates’ employees, agents, and, to the extent reasonably possible, subcontractors and consultants to cooperate, with such Party, at such Party’s expense, in all reasonable respects in connection therewith.

11.5.4                                      If, as a result of any Infringement Claim, any royalties or other Losses are payable to such Third Party as a result of the Development, Manufacture or Commercialization of a Collaboration Molecule, Lead Molecule or Licensed Product in the Field, then JBI shall be responsible for the payment of all such amounts, subject to Scholar Rock’s obligation under Section 8.4.

11.6                        Infringement by Third Parties.

11.6.1                                      Licensed Technology.  In the event either Party becomes aware of any actual or suspected infringement of the Collaboration Patents or the Scholar Rock Core Patents or any misappropriation of the Scholar Rock Know-How by a Third Party that is conducting the manufacture, use, sale, offer for sale or import of a product that falls within the scope of the Exclusive License grant in Section 2.1.1 (“Competitive Infringement”), such Party shall provide written notice thereof to the other Party, and the terms and conditions set out below in this Section 11.6 shall apply.

(a)                                 During the Option Period.  During the Option Period:

(i)                                     Scholar Rock shall have the sole and exclusive right to bring an action or proceeding to abate any infringement of the Scholar Rock Core Patents.

(ii)                                  As between the Parties, Scholar Rock shall have the first right, but not the obligation, to bring an action or proceeding to abate any infringement of the Collaboration Patents.  Scholar Rock agrees to notify JBI of its intention to bring an action or proceeding and to consult with JBI to determine the best course of action and take JBI’s position into due consideration and to keep JBI informed of material developments in the prosecution or settlement of such action or proceeding.  Scholar Rock shall be responsible for all costs and expenses of any action or proceeding to abate any such infringement that Scholar Rock initiates and maintains.  JBI shall cooperate fully as may be reasonably requested by Scholar Rock, upon reasonable notice, by joining as a party plaintiff if required to do so by Law to maintain such action or proceeding to collect for Scholar Rock’s sole and exclusive benefit any and all damages, profits and awards of any nature recoverable for such infringement (except to the extent such are specifically allocated to JBI based on damages suffered by JBI and not by Scholar Rock), by executing and making available such documents as Scholar Rock may reasonably request, and by performing all other acts which are or may become reasonably necessary to vest in Scholar Rock the right to institute any such action or proceeding, including, without limitation, by using commercially reasonable efforts to obtain any necessary joinder and/or cooperation in any such action or proceeding from any applicable Third Parties.  Scholar Rock shall not enter into any settlement or transaction agreement with a Third Party that reduces

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the scope of or admits invalidity or unenforceability of any Collaboration Patent claims that will cause material harm to JBI, without the prior written consent of JBI, which shall not be unreasonably withheld or delayed.  Scholar Rock shall incur no liability to JBI as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Collaboration Patent invalid or unenforceable.  JBI may be represented by counsel of its choice in any such action or proceeding, at JBI’s expense, acting in an advisory but not controlling capacity.

(iii)                               If Scholar Rock fails to elect or elects not to exercise such first right within ninety (90) days of evidence of an actual Competitive Infringement of the Collaboration Patents, JBI shall have the right, at its discretion, to institute and prosecute an action or proceeding to abate such Competitive Infringement of the Collaboration Patents and to resolve such matter by settlement or otherwise.  JBI shall keep Scholar Rock informed of all developments in the prosecution or settlement of such action or proceeding.  JBI shall be responsible for all costs and expenses of any action or proceeding to abate any Competitive Infringement of the Collaboration Patents that JBI initiates.  Scholar Rock shall cooperate fully as may be reasonably requested by JBI, upon reasonable notice, by joining as a party plaintiff if required to do so by Law to maintain such action or proceeding to collect for JBI’s sole and exclusive benefit any and all damages, profits and awards of any nature recoverable for such Competitive Infringement, by executing and making available such documents as JBI may reasonably request, and by performing all other acts which are or may become reasonably necessary to vest in JBI the right to institute any such action or proceeding including, without limitation, by using commercially reasonable efforts to obtain any necessary joinder and/or cooperation in any such action or proceeding from any applicable Third Parties.  JBI shall incur no liability to Scholar Rock as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Collaboration Patent invalid or unenforceable.  Scholar Rock may be represented by counsel in any such action or proceeding at its own expense, acting in an advisory but not controlling capacity.  JBI shall not enter into any settlement or transaction agreement with a Third Party that could have a material adverse impact upon Scholar Rock or its rights, or ability to perform its obligations, under this Agreement, without the prior written consent of Scholar Rock, which shall not be unreasonably withheld or delayed.

(iv)                              If the Parties obtain any damages, license fees, royalties or other compensation (including, but not limited to, any amount received in settlement of such litigation) from a Third Party in connection with a suit brought by a Party pursuant to Section 11.6.1(a), such amounts shall be allocated as follows: (A) in all cases to reimburse each Party for all expenses of such litigation, including, but not limited to, reasonable attorneys’ fees and disbursements, court costs and other litigation expenses; (B) in the case of a suit brought by JBI under Section 11.6.1(a), but except to the extent such are specifically allocated to Scholar Rock based on damages suffered by Scholar Rock and not by JBI, in which case they shall be retained by Scholar Rock, the balance shall be retained by JBI, and (C) in the case of a suit brought by Scholar Rock under Section 11.6.1(a), the balance shall be retained by Scholar Rock.

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(b)                                 After Exercise of the License Option.  After JBI’s exercise of the License Option for Collaboration Molecules and/or Lead Molecules for at least one of the Pharmacological Profiles:

(i)                                     Scholar Rock shall continue to have the sole and exclusive right to bring an action or proceeding to abate any infringement of the Scholar Rock Core Patents.  In the event that there is not adequate protection for a Licensed Product in a country under a Collaboration Patent, but there may be under a Scholar Rock Core Patent covering the composition of matter or method of use of a Collaboration Molecule or Licensed Product, the Parties agree to discuss in good faith expanding JBI’s enforcements rights under Section 11.6.1(b)(ii), and, if the Parties are in a bona fide dispute over JBI’s right to enforce the Scholar Rock Core Patent, such dispute shall be submitted to the procedure in Section 15.1.2 for resolution.

(ii)                                  As between the Parties, JBI shall have the first right, but not the obligation, to institute and prosecute any action or proceeding to abate any Competitive Infringement of the Collaboration Patents.  JBI agrees to notify Scholar Rock of its intention to bring any such action or proceeding and to consult with Scholar Rock to determine the best course of action and take Scholar Rock’s position into due consideration and to keep Scholar Rock informed of material developments in the prosecution or settlement of such action or proceeding.  JBI shall be responsible for all costs and expenses of any action or proceeding to abate any Competitive Infringement of the Collaboration Patents that JBI initiates and maintains.  Scholar Rock shall cooperate fully as may be reasonably requested by JBI, upon reasonable notice, by joining as a party plaintiff if required to do so by Law to maintain such action or proceeding to collect for JBI’s sole and exclusive benefit any and all damages, profits and awards of any nature recoverable for such infringement (except to the extent such are specifically allocated to Scholar Rock based on damages suffered by Scholar Rock and not by JBI), by executing and making available such documents as JBI may reasonably request, and by performing all other acts which are or may become reasonably necessary to vest in JBI the right to institute any such action or proceeding, including, without limitation, by using commercially reasonable efforts to obtain any necessary joinder and/or cooperation in any such action or proceeding from any applicable Third Parties.  JBI shall not enter into any settlement or transaction agreement with a Third Party that reduces the scope of or admits invalidity or unenforceability of any Collaboration Patent claims that will cause material harm to Scholar Rock, without the prior written consent of Scholar Rock, which shall not be unreasonably withheld or delayed.  JBI shall incur no liability to Scholar Rock as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Collaboration Patent invalid or unenforceable.  Scholar Rock may be represented by counsel of its choice in any such action or proceeding, at Scholar Rock’s expense, acting in an advisory but not controlling capacity.

(c)                                  If JBI fails to elect or elects not to exercise such first right within ninety (90) days of evidence of an actual Competitive Infringement of the Collaboration Patents,

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Scholar Rock shall have the right, at its discretion, to institute and prosecute an action or proceeding to abate such Competitive Infringement of the Collaboration Patents and to resolve such matter by settlement or otherwise.  Scholar Rock shall keep JBI informed of all developments in the prosecution or settlement of such action or proceeding.  Scholar Rock shall be responsible for all costs and expenses of any action or proceeding to abate any Competitive Infringement of the Collaboration Patents that Scholar Rock initiates.  JBI shall cooperate fully as may be reasonably requested by Scholar Rock, upon reasonable notice, by joining as a party plaintiff if required to do so by Law to maintain such action or proceeding to collect for Scholar Rock’s sole and exclusive benefit any and all damages, profits and awards of any nature recoverable for such infringement, by executing and making available such documents as Scholar Rock may reasonably request, and by performing all other acts which are or may become reasonably necessary to vest in Scholar Rock the right to institute any such suit including, without limitation, by using commercially reasonable efforts to obtain any necessary joinder and/or cooperation in any such action or proceeding from any applicable Third Parties.  Scholar Rock shall incur no liability to JBI as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Collaboration Patent invalid or unenforceable.  JBI may be represented by counsel in any such action or proceeding at its own expense, acting in an advisory but not controlling capacity.  Scholar Rock shall not enter into any settlement or transaction agreement with a Third Party that could have a material adverse impact upon JBI or its rights, or ability to perform its obligations, under this Agreement, without the prior written consent of JBI, which shall not be unreasonably withheld or delayed.

(d)                                 If the Parties obtain any damages, license fees, royalties or other compensation (including, but not limited to, any amount received in settlement of such litigation) from a Third Party in connection with a suit brought by a Party pursuant to Section 11.6.1(b) or 11.6.1(c), such amounts shall be allocated as follows: (i) in all cases to reimburse each Party for all expenses of such litigation, including, but not limited to, reasonable attorneys’ fees and disbursements, court costs and other litigation expenses; (ii) in the case of a suit brought by JBI under Section 11.6.1(b), but except to the extent such are specifically allocated to Scholar Rock based on damages suffered by Scholar Rock and not by JBI, in which case they shall be retained by Scholar Rock, the balance shall be retained by JBI, with JBI paying royalties on such recovery as if such recovery were Net Sales of Licensed Product hereunder (and, for clarity, any such amounts shall be considered in the calculation of annual Net Sales for purposes of Sections 8.2.2 and 8.3); and (iii) in the case of a suit brought by Scholar Rock under Section 11.6.1(c), the balance shall be retained by Scholar Rock.

11.7                        Patent Markings.  JBI shall, or shall ensure that, all Licensed Products Developed, Manufactured, used or Commercialized under this Agreement, or their containers or packaging, are marked as required by applicable patent marking Laws in each jurisdiction in which Licensed Product is Developed, Manufactured, used or Commercialized under this Agreement.

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11.8                        Patent Term Extensions.  Scholar Rock and JBI shall discuss which, if any, of the Patents within the Collaboration Patents the Parties should seek Patent term extensions for; provided that, JBI shall have the final decision-making authority with respect to applying for any such Patent term extensions.  Scholar Rock shall and cause its Affiliates, and any other relevant Third Parties to cooperate fully with JBI in making such filings or actions, including, but not limited to, making available all required regulatory data and information and executing any required authorizations to apply for such Patent term extension.  Scholar Rock shall have sole decision-making authority with respect to determining for which, if any, Patents within the Scholar Rock Core Patents Patent term extensions should be sought and to applying for any such Patent term extensions.  All expenses incurred in connection with the activities of a Party under this Section 11.8 shall be borne by such Party.

ARTICLE 12
REPRESENTATIONS AND WARRANTIES

12.1                        Representations and Warranties.

12.1.1                                      Mutual Representations.  Each of the Parties hereby represents and warrants to the other Party that, as of the Effective Date:

(a)                                 Such Party is duly organized, validly existing and in good standing under the laws of the state (or other jurisdiction) of its incorporation or organization, as applicable.  Such Party has full corporate (or other organizational) right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement and that it has the right to grant the rights, licenses and sublicenses granted pursuant to this Agreement;

(b)                                 This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it (or any of its Affiliates) is a Party or by which it (or any of its Affiliates) is bound, nor, to its knowledge, violate any Law of any Governmental Authority having jurisdiction over it (or any of its Affiliates);

(c)                                  The Person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action (or other organizational action, as applicable);

(d)                                 Each Party has obtained all necessary consents, approvals and authorizations of all Government Authorities and other Persons required to be obtained by it as of the Effective Date in connection with the execution, delivery and performance of this Agreement; and

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(e)                                  There is no action or proceeding pending or, to such Party’s knowledge, threatened, that questions the validity of this Agreement or any action taken by such Party in connection with the execution of this Agreement.

12.1.2                                      Additional Representations of Scholar Rock.  Scholar Rock hereby represents and warrants to JBI that, as of the Effective Date:

(a)                                 Scholar Rock owns all right, title and interest in and to, or has a license, sublicense or other permission to use and license in the Field, the Licensed Technology as set forth herein;

(b)                                 All of the Scholar Rock Patents existing as of the Effective Date are identified on Exhibit A and all patent applications within the Scholar Rock Patents as of the Effective Date are still pending and all issued patents within the Scholar Rock Patents as of the Effective Date are in good standing and have not been abandoned;

(c)                                  To Scholar Rock’s knowledge, (i) the practice of the Scholar Rock Patents as of the Effective Date by the Parties as contemplated herein does not infringe the patent rights of any Third Party to which Scholar Rock is not licensed under the In-License Agreement, and (ii) the use by the Parties of the Scholar Rock Know-How as of the Effective Date as contemplated herein does not constitute misappropriation of any Third Party trade secrets or other intellectual property rights;

(d)                                 Scholar Rock has not received any claim made against it in writing asserting the invalidity of any of the Scholar Rock Patents, and no claim or demand by any Person has been asserted in writing to Scholar Rock that challenges the rights of Scholar Rock to use or license any of the Licensed Technology; and

(e)                                  Scholar Rock has provided JBI with a copy of the In-License Agreement existing as of the Effective Date and each such agreement is in full force and effect.  Scholar Rock is in material compliance with the terms of the In-License Agreement, and has not received any written notice from any counter-party under the In-License Agreement that Scholar Rock is not in compliance with the terms of the In-License Agreement.

12.1.3                                      Disclaimer of Warranty.  EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO COLLABORATION MOLECULES, LEAD MOLECULES, LICENSED PRODUCTS, LICENSED TECHNOLOGY, JBI APPLIED PATENTS OR JBI APPLIED KNOW-HOW.  EXCEPT AS OTHERWISE PROVIDED IN THIS ARTICLE 12, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

12.2                        Covenants of Scholar Rock.  Scholar Rock hereby covenants that:

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12.2.1                                      It will not assign, transfer, convey or otherwise encumber its right, title and interest in the Licensed Technology in any manner that would prevent it from granting the licenses set forth in Article 2 or bestowing other rights expressly contemplated in this Agreement.

12.2.2                                      It will comply with its material obligations under the In-License Agreement.

12.2.3                                      It shall not use in any capacity, in connection with its activities related to a Collaboration Molecule, Lead Molecule or Licensed Product hereunder, any Person who has been debarred pursuant to Section 306 of the Federal Food, Drug and Cosmetic Act (as amended, the “FD&C Act”) (or similar Law outside of the U.S.), or who is the subject of a conviction described in such section, and Scholar Rock shall inform JBI in writing immediately if it or any Person who is performing services for Scholar Rock (or its Affiliates or subcontractors) hereunder is debarred or is the subject of a conviction described in Section 306 of the FD&C Act (or similar Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to Scholar Rock’s knowledge, is threatened, relating to the debarment of Scholar Rock or any Person used in any capacity by Scholar Rock (or its Affiliates or subcontractors) in connection with its activities related to a Collaboration Molecule, Lead Molecule or Licensed Product hereunder.

12.2.4                                      It and any Affiliates, subcontractors or other agents employed shall not use in any capacity, in connection with its activities under the Program Plan or otherwise related to a Collaboration Molecule, Lead Molecule or Licensed Product hereunder, any funding or other resources of the any governmental entity, including, without limitation, US government grants or other funding.

12.2.5                                      It shall promptly provide to JBI a copy of any written notice Scholar Rock receives from CMCC under the In-License Agreement (a) terminating or providing notice of termination of the In-License Agreement, or (b) alleging any material breach of or default by Scholar Rock under the In-License Agreement.

12.2.6                                      It shall promptly inform JBI if, after the Effective Date:

(a)                                 it receives any written notice from a Third Party asserting the invalidity of any of the Scholar Rock Patents or challenging the rights of Scholar Rock to use or license any of the Licensed Technology;

(b)                                 during the Collaboration Term, it has knowledge that the warranty made in Section 12.1.2(a) is no longer true and correct; and

(c)                                  during the Collaboration Term, it has executed an agreement with a Third Party for use in generation and/or humanization of Collaboration Molecules and/or Lead Molecules.

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12.3                        Covenant of JBI.  JBI hereby covenants that, after exercise of the License Option:

12.3.1                                      It will not assign, transfer, convey or otherwise encumber (including by way of grant of any license or sublicense to or covenant not to sue under) the JBI Applied Patents, JBI Applied Know-How, JBI Collaboration Patents, Antibody Specific Collaboration Patents and/or Antibody Specific Collaboration Know-How in any manner that would prevent it from undertaking the assignment set forth in Section 11.2.1(b), granting the licenses set forth in Sections 11.2.1(b) and 14.3.3, or bestowing on Scholar Rock the other rights expressly contemplated in this Agreement.

12.3.2                                      It shall not use in any capacity, in connection with its Development or Commercialization of Collaboration Molecules, Lead Molecules or Licensed Products hereunder, any Person who has been debarred pursuant to Section 306 of FD&C Act (or similar Law outside of the U.S.), or who is the subject of a conviction described in such section, and JBI shall inform Scholar Rock in writing immediately if it or any Person who is performing services for JBI (or its Affiliates, Sublicensees or subcontractors) hereunder is debarred or is the subject of a conviction described in Section 306 of the FD&C Act (or similar Law outside of the U.S.) or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to JBI’s knowledge, is threatened, relating to the debarment of JBI or any Person used in any capacity by JBI (or its Affiliates, Sublicensees or subcontractors) in connection with its activities related to Collaboration Molecules, Lead Molecules or Licensed Products hereunder.

12.3.3                                      During the Collaboration Term, it shall promptly provide JBI with a copy of any agreements executed with a Third Party for use in the generation, identification and/or composition of matter of Collaboration Molecules and/or Lead Molecules developed as part of the Program Plan, provided that Scholar Rock may redact in such copy any financial and other terms that are not applicable to the subject matter of this Agreement which shall not be in derogation of Scholar Rock’s obligations under Section 3.1.

ARTICLE 13
INDEMNIFICATION

13.1                        Indemnification by JBI.  JBI shall defend, indemnify and hold harmless Scholar Rock and its Affiliates and each of their officers, directors, shareholders, employees, agents, successors and permitted assigns (“Scholar Rock Indemnitees”) from and against any and all Losses incurred by such Scholar Rock Indemnitee in connection with any Claims brought by a Third Party (a “Third Party Claim”) against a Scholar Rock Indemnitee that arise out of or result from: (a) JBI’s negligence or willful misconduct in performing any of its obligations under this Agreement (including any negligence or willful misconduct of its Affiliates or Sublicensees for which JBI is responsible hereunder), (b) a breach by JBI of any of its representations, warranties, covenants or obligations under this Agreement (including any breach by its Affiliates or Sublicensees or agents for which JBI is responsible hereunder), or (c) the Development, Manufacture, use, or Commercialization of the Licensed Product by, or on behalf of, JBI or any

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of its Affiliates or Sublicensees; provided, however, that in all cases referred to in this Section 13.1, JBI shall not be liable to indemnify the Scholar Rock Indemnitees for any Losses incurred by the Scholar Rock Indemnitees to the extent that such Losses arise from (i) the negligent, reckless or intentional act or omission of a Scholar Rock Indemnitee or (ii) any action or non-action of a Scholar Rock Indemnitee for which Scholar Rock is obligated to indemnify JBI pursuant to Section 13.2.

13.2                        Indemnification by Scholar Rock.  Scholar Rock shall defend, indemnify and hold harmless JBI and its Affiliates and each of their officers, directors, shareholders, employees, agents, successors and permitted assigns (“JBI Indemnitees”) from and against any and all Losses incurred by such JBI Indemnitees in connection with any Third Party Claims against a JBI Indemnitee that arise out of or result from: (a) Scholar Rock’s negligence or willful misconduct in performing any of its obligations under this Agreement (including any negligence or willful misconduct of its Affiliates for which Scholar Rock is responsible hereunder), (b) a breach by Scholar Rock of any of its representations, warranties, covenants or obligations under this Agreement (including any breach by its Affiliates or agents for which Scholar Rock is responsible hereunder), (c) the discovery and/or research activities carried out by, or on behalf of, Scholar Rock or any of its Affiliates or agents in the performance of the Program Plan, or (d) Third Party payments and other obligations arising out of Scholar Rock’s agreements with Third Parties, activities performed thereunder, and any other obligation of Scholar Rock pursuant to Section 8.4, including without limitation the In-License Agreements; provided, however, that in all cases referred to in this Section 13.2, Scholar Rock shall not be liable to indemnify the JBI Indemnitees for any Losses incurred by the JBI Indemnitees to the extent that such Losses arise from (i) the negligent, reckless or intentional act or omission of a JBI Indemnitee or (ii) any action or non-action of JBI for which JBI is obligated to indemnify Scholar Rock pursuant to Section 13.1.

13.3                        Procedure for Indemnification.

13.3.1                                      Notice.  Each Party (the “Indemnified Party”) will notify promptly the other Party (the “Indemnifying Party”) if it becomes aware of an (actual or potential) Third Party Claim for which indemnification may be sought by the Indemnified Party, and will give such information with respect thereto as the Indemnifying Party shall reasonably request.  If any proceeding (including, but not limited to, any governmental investigation) is instituted involving the Indemnified Party, the Indemnified Party shall not make any admission or statement concerning a Third Party Claim, but shall promptly notify the Indemnifying Party in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to such Third Party Claim.  The Indemnifying Party shall not be obligated to indemnify the Indemnified Party to the extent any admission or statement made by the Indemnified Party, or any failure by the Indemnified Party to notify the Indemnifying Party of the Claim, materially prejudices the defense of the Third Party Claim.

13.3.2                                      Defense of Claim.  The Indemnifying Party shall defend the Indemnified Party against the Third Party Claim and shall be responsible for satisfying and

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discharging any judgment or award made to the Third Party as a result of such proceedings or settlement amount agreed to with the Third Party in respect of the Third Party Claim; provided, that the Indemnifying Party has the financial resources to satisfy any judgment or award made to the Third Party as a result of such proceedings or settlement amount agreed to with the Third Party in respect of the Third Party Claim, without prejudice to any provision in this Agreement or right under applicable Law that allows the Indemnifying Party subsequently to recover any amount from the Indemnified Party.  The Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, refused, conditioned or delayed) to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (b) the named parties to any such proceeding (including, but not limited to, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  In the circumstance described in the preceding sentence, all reasonable attorneys’ fees and expenses of the Indemnified Party shall be reimbursed by the Indemnifying Party as they are incurred.  The Indemnified Party shall have the right to control the defense of the Third Party Claim only if the Indemnifying Party fails to defend the Third Party Claim, and if the Indemnified Party controls the defense of such Third Party Claim, the Indemnifying Party shall have the right to participate in such defense at the Indemnifying Party’s own expense.  The Indemnified Party shall not settle any claim for which it is seeking indemnification without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld, refused, conditioned or delayed.  The Indemnified Party shall, at the Indemnifying Party’s expense and request, cooperate in all reasonable respects in the defense of the Third Party Claim.

13.3.3                                      Claim Settlement.  The Indemnifying Party shall not, without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, refused, conditioned or delayed, effect any settlement of any pending or threatened proceeding in which the Indemnified Party has sought indemnification hereunder by the Indemnifying Party, unless such settlement involves solely monetary damages and includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

13.4                        Assumption of Defense.  Notwithstanding anything to the contrary contained herein, an Indemnified Party shall be entitled to assume the defense of any Third Party Claim with respect to the Indemnified Party, upon written notice to the Indemnifying Party pursuant to this Section 13.4, in which case the Indemnifying Party shall be relieved of liability under Section 13.1 or 13.2, as applicable, solely for such Third Party Claim and related Losses.

13.5                        Limitation of Liability.  UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR LOSS OF USE, LOST PROFITS OR ANY OTHER

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COLLATERAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR OTHER INCIDENTAL DAMAGES, LOSSES, OR EXPENSES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE ARISING OUT OF THIS AGREEMENT, PROVIDED THAT THE FOREGOING LIMITATION WILL NOT APPLY WITH RESPECT TO INDEMNITY FOR THIRD PARTY CLAIMS AS PROVIDED IN SECTIONS 13.1 AND 13.2.

ARTICLE 14
TERM AND TERMINATION

14.1                        Term.  The term of this Agreement shall commence on the Effective Date and shall expire (i) upon expiry of the Collaboration Term if JBI fails to exercise at least one of the License Options as defined in Section 2.2 or (ii) if JBI exercises a License Option, on a Pharmacological Profile-by-Pharmacological Profile and country-by-country basis on the expiration of the last Royalty Term for a Licensed Product with such Pharmacological Profile in such country (the “Term”), in each case, unless earlier terminated by a Party as set forth below in this Article 14.

14.2                        Termination.

14.2.1                                      JBI Termination.

(a)                                 JBI shall have the right to terminate this Agreement or its rights hereunder in their entirety or on an Indication-by-Indication, country-by-country, Pharmacological Profile-by-Pharmacological Profile, or Licensed Product-by-Licensed Product basis, without cause, on ninety (90) days written notice to Scholar Rock.  In accordance with Section 2.2.2, this Agreement shall terminate immediately in its entirety upon expiration of the License Option for both Pharmacological Profiles and Scholar Rock shall retain all right, title and interest in any and all Collaboration Molecules and/or Lead Molecules existing as of such termination date with either Pharmacological Profiles.

(b)                                 In the event of a Financing Failure, JBI shall have the right to terminate the Agreement at any time upon written notice to Scholar Rock.

14.2.2                                      Breach.  Either Party may, without prejudice to any other remedies available to it at Law or in equity, terminate this Agreement in the event that the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of any of its obligations hereunder.  The Breaching Party shall have sixty (60) days (thirty (30) days in the event of non-payment) after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default.  Any such termination shall become effective at the end of such sixty (60)-day period (30-day period for non-payment) unless the Breaching Party has cured any such breach or default prior to the expiration of such sixty (60)-day period (30-day period for non-payment).

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14.2.3                                      Bankruptcy.  Either Party may terminate this Agreement upon written notice to other Party at any time, to the extent permitted by Law, if the other Party shall make or seek to make or arrange an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy shall be initiated by, on behalf of or against such Party (and, in the case of any such involuntary proceeding, not dismissed within ninety (90) days), or if a receiver or trustee of such Party’s property shall be appointed and not discharged within ninety (90) days.

14.3                        Effects of Termination.  Upon termination of this Agreement under Section 14.1 or 14.2 or otherwise for any reason but not upon expiration, the following shall apply (without prejudice to any other remedies which may be available to a Party at Law or in equity):

14.3.1                                      Termination of Rights and Licenses.  All rights and licenses granted to JBI hereunder shall immediately terminate and be of no further force and effect, and, as applicable in the case of JBI having exercised a License Option, JBI shall (and shall cause its Affiliates and Sublicensees to) immediately cease Developing, Manufacturing and Commercializing Licensed Product (except as otherwise set forth in this Section 14.3).

14.3.2                                      Assignments.  As applicable in the case of JBI having exercised the License Option, JBI will, on an item-by-item basis:

(a)                                 as requested by Scholar Rock, assign and transfer to Scholar Rock all of JBI’s (and all of its Affiliates’) right, title and interest in and to any agreements between JBI (or any of its Affiliates) and Third Parties that relate solely to the Development, Manufacture or Commercialization of any Licensed Product (including, but not limited to, any Third Party licenses); provided that, if any such agreement does not relate solely to the Development, Manufacture or Commercialization of Licensed Product, then JBI (or its applicable Affiliate) shall assign to Scholar Rock only such portions of such agreements relating thereto that are practicable to assign;

(b)                                 as requested by Scholar Rock, assign and transfer to Scholar Rock, to the extent assignable by JBI in accordance with Law, the management and continued performance of any clinical trials for Licensed Product ongoing as of the effective date of such termination or expiration (provided that if the management and continued performance thereof is not assignable, then at the request of Scholar Rock, JBI shall continue to manage and perform such clinical trial(s) for a limited time period at the direction of Scholar Rock) the entire cost of which that is incurred after the effective date of termination shall be borne by Scholar Rock; and

(c)                                  assign and transfer to Scholar Rock all of JBI’s (and all of its Affiliates’) right, title and interest in and to any and all Regulatory Materials and Regulatory Approvals for Licensed Products.

To the extent that any agreement or other asset described in this Section 14.3.2 is not assignable by JBI (or its Affiliate, as applicable), then such agreement or other asset will not be assigned, and upon the request of Scholar Rock, JBI will (and will cause its Affiliates to) take

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such steps as may be necessary to allow Scholar Rock to obtain and to enjoy the benefits of such agreement or other asset, without additional payment therefor, in the form of a license or other right.  In addition, to the extent that any of the foregoing items set forth in this Section 14.3.2 are owned or otherwise controlled by an Affiliate or Sublicensee, JBI shall cause such Affiliate or Sublicensee to make the assignments to Scholar Rock as set forth in this Section 14.3.2.  For purposes of clarity, Scholar Rock shall have the right (but not the obligation) in its sole discretion to take assignment of any or all of the foregoing items delineated in this Section 14.3.2.

14.3.3                                      License Grant; Other Scholar Rock Rights.  As applicable in the case of JBI having exercised the License Option for a Pharmacological Profile:

(a)                                 JBI (and its Affiliates) agree to grant and hereby grant to Scholar Rock, effective upon such termination of this Agreement, a non-exclusive, worldwide, perpetual license or sublicense, as applicable, with the right to sublicense and authorize the grant of further sublicenses, under any JBI Applied Patents (other than the Antibody Specific Collaboration Patents, but provided that JBI Applied Patents as used in this Section 14.3.3 shall include all Patents to which JBI or any of its Affiliates has the right to grant a license or sublicense even those for which the grant of the sublicense to Scholar Rock to such Patents under this Section 14.3.3 shall require payment by JBI or such Affiliate to the licensor but subject to Scholar Rock’s obligation with respect to such payment as stated below in this Section 14.3.3) and JBI Applied Know-How (other than the Antibody Specific Collaboration Know-How) to Develop, make, have made, use, import, sell and offer for sale any Collaboration Molecules, Lead Molecules and Licensed Products in the Field in the Territory.  To the extent that any amounts would be owed by JBI under its agreements for any in-licensed JBI Applied Patents or JBI Applied Know-How as a result of the exercise by Scholar Rock of any such sublicense were it to be taken by Scholar Rock, JBI shall notify Scholar Rock of the existence of and anticipated amounts of such payments and Scholar Rock shall have the right to decline a sublicense to such in-licensed JBI Applied Patents and/or JBI Applied Know-How or take such sublicense, in which case Scholar Rock agrees to comply with any obligations under such agreements of JBI that apply to Scholar Rock and of which Scholar Rock was informed by JBI, including, without limitation, any obligation to make such payments, provided that Scholar Rock may set off such payments against any royalties Scholar Rock may owe to JBI pursuant to Section 14.3.7.  JBI shall grant to Scholar Rock an exclusive, worldwide, perpetual license, with the right to sublicense and authorize the grant of further sublicenses, under the Antibody Specific Collaboration Patents and Antibody Specific Collaboration Know-How to Develop, make, have made, use, import, sell and offer for sale any Collaboration Molecules, Lead Molecules and Licensed Products in the Field in the Territory.

(b)                                 JBI shall continue to be responsible for the preparation, filing, prosecuting and maintaining of the Antibody Specific Collaboration Patents using counsel of its choice and at its sole cost and expense.  JBI shall keep Scholar Rock reasonably informed of all material matters relating to such activities for the Antibody Specific Collaboration Patents (including

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providing Scholar Rock with copies of all material correspondence with the applicable patent office from countries or corresponding authorities within the Territory) and shall reasonably consider and accept those reasonable Scholar Rock comments relating to patent prosecution and maintenance decisions.  Scholar Rock shall bear any costs and expenses it may incur in connection with its review and consultation concerning any such Antibody Specific Collaboration Patents.  Notwithstanding the foregoing, at any time during the term of Scholar Rock’s exclusive license pursuant to Section 14.3.3(a), Scholar Rock may notify JBI of Scholar Rock’s election to take control of the preparation, filing, prosecuting and maintaining of the Antibody Specific Collaboration Patents using counsel of its choice, in which event, Scholar Rock shall bear all Third Party costs and expenses incurred in connection with such activities and JBI agrees to provide any powers of attorney and execute any other documents as may be reasonably necessary to assist Scholar Rock in such activities.

(c)                                  Scholar Rock shall have the sole and exclusive right to bring an action or proceeding to abate any infringement of the Antibody Specific Collaboration Patents within the scope of the exclusive license granted to Scholar Rock pursuant to Section 14.3.3(a).  Scholar Rock agrees to notify JBI of its intention to bring any such action or proceeding and to keep JBI informed of material developments in the prosecution or settlement of such action or proceeding.  Scholar Rock shall be responsible for all costs and expenses of any such action or proceeding.  JBI shall cooperate fully as may be reasonably requested by Scholar Rock, upon reasonable notice, by joining as a party plaintiff if required to do so by Law to maintain such action or proceeding to collect for Scholar Rock’s sole and exclusive benefit any and all damages, profits and awards of any nature recoverable for such infringement, by executing and making available such documents as Scholar Rock may reasonably request, and by performing all other acts which are or may become reasonably necessary to vest in Scholar Rock the right to institute any such action or proceeding, including, without limitation, by using commercially reasonable efforts to obtain any necessary joinder and/or cooperation in any such action or proceeding from any applicable Third Parties.  Scholar Rock shall not enter into any settlement or transaction agreement with a Third Party that reduces the scope of or admits invalidity or unenforceability of any Antibody Specific Collaboration Patent claims that will cause material harm to JBI, without the prior written consent of JBI, which shall not be unreasonably withheld or delayed.  Scholar Rock shall incur no liability to JBI as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Antibody Specific Collaboration Patent invalid or unenforceable.  If Scholar Rock obtains any damages, license fees, royalties or other compensation (including, but not limited to, any amount received in settlement of such litigation) from a Third Party in connection with a suit brought by Scholar Rock pursuant to this Section 14.3.3(c), all such amounts shall first be applied to reimburse Scholar Rock for all expenses of such litigation, including, but not limited to, reasonable attorneys’ fees and disbursements, court costs and other litigation expenses, and the balance shall be retained in full by Scholar Rock with Scholar Rock paying royalties on such recovery as if such recovery were Net Sales of Returned Product hereunder (and, for clarity, any such balance shall be considered in the calculation of annual Net Sales for purposes of Section 14.3.7).

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14.3.4                                      Disclosure and Delivery.  As applicable in the case of JBI having exercised the License Option, with respect to any JBI Applied Know-How, JBI shall deliver to Scholar Rock the physical embodiment of such JBI Applied Know-How to the extent such Know-How is embodied in documents or biological or chemical materials, and to the extent that such JBI Applied Know-How is not fully embodied in documents or biological or chemical materials, JBI shall make its employees and agents who have knowledge of such JBI Applied Know-How in addition to that embodied in documents available to Scholar Rock for interviews, demonstrations and training, at Scholar Rock’s sole expense, in a manner sufficient to enable Scholar Rock to practice such JBI Applied Know-How as theretofore practiced by JBI.

14.3.5                                      Sublicensees and Subcontractors.  As applicable in the case of JBI having exercised the License Option, Scholar Rock shall have the option as practicable, at its sole discretion, to assume the rights and obligations of JBI (or any of its Affiliates) in each sublicense agreement or subcontract with respect to any Licensed Product; provided, however, that to the extent that Scholar Rock does not so assume such rights and obligations, such sublicense and/or subcontract, as applicable, shall terminate.

14.3.6                                      Disposition of Inventory.  As applicable in the case of JBI having exercised the License Option, Scholar Rock shall have the option, exercisable within sixty (60) days following the effective date of such termination or expiration, to purchase any or all of JBI’s (and its Affiliates and Sublicensees) inventory of Licensed Product at a price equal to the cost of goods for such Licensed Product calculated in accordance with industry standards (excluding overhead) plus fifteen percent 15%.  Scholar Rock may exercise such option by written notice to JBI during such sixty (60)-day period.  Upon such exercise, the Parties will attempt to establish mutually agreeable and commercially reasonable payment and delivery terms for the sale of such inventory.  JBI shall (and shall cause its Affiliates and Sublicensees to) store inventory of Licensed Product under the same good conditions JBI would for its similar products.  If Scholar Rock does not exercise such option during such sixty (60)-day period, or if Scholar Rock provides JBI with written notice of its intention not to exercise such option, then JBI and its Affiliates and Sublicensees will be entitled, to the extent allowed under applicable Laws, during the period commencing upon the expiration of the Scholar Rock option to acquire inventory or its provision of written notice of its intention not to exercise such option, and ending on the last day of the twelfth (12th) full month following the effective date of such termination or expiration, to sell any inventory of Licensed Product affected by such termination or expiration that remain on hand as of the effective date of the termination or expiration, so long as JBI pays to Scholar Rock the royalties and milestones applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement.

14.3.7                                      Royalties on Sales of Licensed Product after Termination.  As applicable in the case of JBI having exercised the License Option, for any Licensed Product for which JBI has terminated the Agreement in the event of a partial termination of the Agreement by JBI pursuant to Section 14.2.1, or for all Licensed Products in any other case of termination of the Agreement, Scholar Rock shall pay to JBI a royalty on net sales as specified below made by

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Scholar Rock or its Affiliate or sublicensee on all sales of such Licensed Product(s) or products incorporating the same Collaboration Molecule or Lead Molecule as a terminated Licensed Product (collectively “Returned Product”).

(a)                                 Reversion Royalty.  For a Returned Product for which JBI, its Affiliate or Sublicensee has [***] Returned Product prior to termination, the royalty rate shall be [***] percent ([***]%); if JBI, its Affiliate or Sublicensee has [***] Returned Product prior to termination, the royalty rate shall be [***] percent ([***]%); if JBI, its Affiliate or Sublicensee has [***] Returned Product prior to termination, the royalty rate shall be [***] percent ([***]%), and if JBI, its Affiliate or Sublicensee has [***] Returned Product prior to termination, the royalty shall be [***] percent ([***]%).  For clarity, neither Scholar Rock nor its Affiliates nor its Sublicensees shall owe JBI a royalty pursuant to this Section 14.3.7(a) on sales of a Returned Product unless JBI or its Affiliate or Sublicensee has [***] Returned Product.

(b)                                 The royalty in this Section 14.3.7 will be determined using the definition of Net Sales applied mutatis mutandis to sales by Scholar Rock, its Affiliates and sublicensees, and the term of such royalty, on a Returned Product-by-Returned Product, and country-by-country basis shall be the longer of (i) expiration of the last to expire Valid Claim of a JBI Collaboration Patent or Joint Collaboration Patent claiming or covering the composition of matter of the Returned Product in such country (excluding, for clarity, JBI Collaboration Patents or Joint Collaboration Patents covering the Returned Product formulation), (ii) the tenth (10th) year anniversary of the First Commercial Sale of such Returned Product in such country, or (iii) the termination or expiration of the Regulatory Exclusivity for such Returned Product in such country (the “Reversion Royalty Term”).  The terms of such royalties shall be as set forth in Section 8.3 and Sections 9.1-9.4 as applied mutatis mutandis to Scholar Rock and its Affiliates and sublicensees.

(c)                                  During the Reversion Royalty Term for a Returned Product, with respect to those countries in which such Returned Product is sold, (a) upon such Returned Product not being covered by a Valid Claim of a JBI Collaboration Patent or Joint Collaboration Patent to the composition-of-matter (excluding, for clarity, JBI Collaboration Patents or Joint Collaboration Patents covering the Returned Product formulation) of such Returned Product in such country, the royalty rates shall be reduced from those set forth in Section 14.3.7(a) by [***] percent ([***]%) (e.g., the applicable royalty in each such country for such Returned Product shall be [***]% where such Returned Product is also one for which JBI, its Affiliate or Sublicensee has [***]), provided that such royalty reduction shall only be [***] percent ([***]%) (e.g., the applicable royalty in each such country for such Returned Product shall be [***]% where such Returned Product is also one for which JBI, its Affiliate or Sublicensee has [***]) during the period of the Reversion Royalty Term that (i) there is then effective Regulatory Exclusivity for such Returned Product in such country and (ii) there is no Biosimilar Product of such Returned Product in such country; and (b) upon a Biosimilar Product of such Returned Product being introduced in such country, the royalty rates shall be reduced from those set forth in Section 14.3.7(a) by [***] percent ([***]%) (e.g., the applicable royalty in each such country for

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such Returned Product shall be [***]% where such Returned Product is also one for which JBI, its Affiliate or Sublicensee has [***]).  The definitions for the terms Regulatory Exclusivity and Biosimilar Product shall apply in kind to a Returned Product for purposes of this Section 14.3.7(c).  Notwithstanding anything herein to the contrary, none of the foregoing royalty reductions shall be additive and the maximum by which the royalty rates set forth in Section 14.3.7(a) can be reduced is [***] percent ([***]%).

14.4                        Accrued Rights.  Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination or expiration.  Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

14.5                        Survival.  The following ARTICLES and Sections, together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement: Sections 9.6, 11.2, 11.4, 11.5, 12.1.3, 14.3 (and 8.3 and 9.1-9.4 only for purposes of 14.3.7), 14.4 and this 14.5, and ARTICLES 1, 10, 13 and 15.

ARTICLE 15
MISCELLANEOUS

15.1                        Dispute Resolution.

15.1.1                                      The Parties recognize that, from time to time during the Term, disputes may arise as to certain matters which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 15 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement.

15.1.2                                      Referral of Disputes to Senior Management.  With respect to all disputes arising between the Parties, including, but not limited to, any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, that is not resolved within thirty (30) days after such dispute is first identified by either Party in writing to the other Party, the dispute shall first be presented, upon written notice by either Party, to a senior officer of JBI at no less than Vice President level and the CEO or equivalent senior officer of Scholar Rock for resolution prior to proceeding with arbitration under the following provisions in this Article 15.  Such executives or their designees shall meet (in person or by teleconference) to attempt in good faith to resolve such dispute through discussions promptly following such written notice, and in any event within fifteen (15) Business Days thereafter.  If such senior officers of JBI and Scholar Rock or their respective designees cannot resolve the dispute within thirty (30) days of the written request to do so, either Party may thereafter, by written notice to the other, invoke the provisions of Sections 15.1.3 below, except

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that the provisions of Section 15.1.3 or 15.1.4 shall not be invoked and rather Scholar Rock shall have the right to invoke its tie-breaking authority if the dispute relates to (i) the preparation, filing, prosecution and/or maintenance of the Collaboration Patents during the Option Period pursuant to Section 11.3.1, (ii) the enforcement of the Scholar Rock Core Patents pursuant to Section 11.6.1(b)(i), or (iii) items within Program Committee decision making pursuant to Section 3.13 and, if the Program Committee is no longer in existence at such time, then Scholar Rock shall have its tie-breaking authority pursuant to this Section 15.1.2.

15.1.3                                      Mediation.  Every dispute must first be submitted to non-binding mediation before any arbitration of such dispute may be commenced.

(i)                                     Mediation shall be conducted according to the CPR Mediation Procedure for Business Disputes (“CPR Procedure”).  Either Party may initiate a mediation by written notice to the other of the existence of a dispute requiring mediation.  The mediator shall be chosen pursuant to the CPR Procedure.

(ii)                                  Mediation shall continue until the mediator, or any Party, declares in writing, no sooner than after the conclusion of one full day of a substantive mediation conference, or after another Party’s refusal to attend such a conference, that the dispute cannot be resolved by mediation.  In no event, however, shall a mediation continue more than sixty (60) days.

(iii)                               No Party shall take any action with respect to any dispute to the prejudice of any other Party during the pendency of a mediation.  The Parties hereby agree that any period of limitations that would otherwise expire between the initiation of a mediation and its conclusion shall be extended until twenty (20) days after the conclusion of the mediation.

15.1.4                                      Arbitration.  Any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, and further including any such controversy or claim involving the parent company, subsidiaries, or affiliates under common control of any Party, that is not resolved according to the procedures of Sections 15.1.1-15.1.3 will be submitted for resolution to arbitration pursuant to the Non-Administered Arbitration Rides then in effect of the International Institute for Conflict Prevention and Resolution (“CPR”) (available at http://www.cpradr.org), or successor, except where those rules conflict with these provisions, in which case these provisions control.  The arbitration will be held in New York, New York.  The Parties hereby agree that any period of limitations that would otherwise expire between the initiation of an arbitration proceeding and its conclusion shall be extended until twenty (20) days after the conclusion of the arbitration.

(a)                                 The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals (unless the parties agree on the selection of the arbitrators) each of whom shall be a lawyer with at least 15 years experience with a law firm or corporate law department of over 25 lawyers or who was a judge of a court of general jurisdiction.  In the event the

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aggregate damages sought by the claimant are stated to be less than $5 million, and the aggregate damages sought by the counterclaimant are stated to be less than $5 million, and neither side seeks equitable relief, then a single arbitrator shall be chosen, having the same qualifications and experience specified above.  Each arbitrator shall be impartial and independent of the parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes (available at http://www.adr.org/EthicsAndStandards).

(b)                                 In the event the Parties cannot agree upon selection of the arbitrator(s), the CPR will select arbitrator(s) as follows: CPR shall provide the Parties with a list of no less than 25 proposed arbitrators (15 if a single arbitrator is to be selected) having the credentials referenced above.  Within 25 days of receiving such list, the Parties shall rank at least 65% of the proposed arbitrators on the initial CPR list, after exercising cause challenges.  The Parties may then jointly interview the five candidates (three if a single arbitrator is to be selected) with the highest combined rankings for no more than one hour each and, following the interviews, may exercise one peremptory challenge each.  The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings.  In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of Distinguished Neutrals, allowing each side challenges for cause and one peremptory challenge each.

(c)                                  The Parties agree to cooperate (1) to attempt to select the arbitrator(s) by agreement within 45 days of initiation of the arbitration, including jointly interviewing the final candidates, (2) to meet with the arbitrator(s) within 45 days of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine (9) months after selection of the arbitrator(s) and in the award being rendered within 60 days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within 45 days after the conclusion of the hearings.

(d)                                 In the event the Parties cannot agree upon procedures for discovery and conduct of the hearing meeting the schedule set forth above, then the arbitrator(s) shall set dates for the hearing, any post-hearing briefing, and the issuance of the award following the schedule as closely as practical.  The arbitrator(s) shall provide for discovery according to those time limits, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery will be limited so that the paragraph (c) schedule may be met without difficulty.  In no event will the arbitrator(s), absent agreement of the Parties, allow more than a total of ten days for the hearing or permit either side to obtain more than a total of 40 hours of deposition testimony from all witnesses, including both fact and expert witnesses, or serve more than 20 individual requests for documents, including subparts.  There shall be no requests for admission or interrogatories.  Multiple hearing days will be scheduled consecutively to the greatest extent possible.  The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its

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probative value, redundancy, or irrelevance and no award shall be overturned by reason of any ruling on evidence.  A transcript of the testimony adduced at the hearing shall be made and shall, upon request, be made available to either Party.

(e)                                  The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing, including but not limited to motions to dismiss and motions for summary judgment, and shall endeavor to decide such motions as would a Federal District Judge sitting in the jurisdiction whose substantive law governs as set forth in paragraph (f) below.

(f)                                   The arbitrator(s) shall decide the issues presented in accordance with the substantive law of the State of New York and may not apply principles such as “amiable compositeur” or “natural justice and equity.” The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based.  To the extent possible, the arbitration hearings and award will be maintained in confidence.

(g)                                  In the event the award exceeds $5 million in monetary damages, or grants any form of equitable relief, or rejects a claim in excess of that amount or for equitable relief, then the losing party may obtain review of the arbitrators’ award or decision by a single appellate arbitrator (the “Appeal Arbitrator”) selected from the CPR Panels of Distinguished Neutrals by agreement or, failing agreement within ten working days, pursuant to the selection procedures specified in paragraph d above.  If CPR cannot provide such services, the parties will together select another provider of arbitration services that can.  No Appeal Arbitrator shall be selected unless he or she commits to adhering to the time limits provided in paragraph (h).  Any such review must be initiated by written notice to the other party or parties within thirty (30) days following the rendering of the award referenced in this paragraph (g).  Such notice will suspend the effect of the award, which will not be considered a final award unless the appeal is subsequently abandoned.

(h)                                 The Appeal Arbitrator will review the award applying the same standards of review that the U.S. Court of Appeals of the Circuit applicable to the jurisdiction whose substantive law governs as set forth in paragraph (f) would apply to a judgment rendered by a district court after a bench trial.  The Appeal Arbitrator may modify, vacate or affirm the award, or remand to the arbitrator(s) for further proceedings.  The Appeal Arbitrator will consider only the award, pertinent portions of the hearing transcript and evidentiary record as submitted by the Parties, opening and reply briefs of the Party pursuing the review, and the answering brief of the opposing Party, plus a total of no more than four (4) hours of oral argument evenly divided between the Parties.  The Party seeking review must submit its opening brief within seventy-five (75) days and any reply brief within one hundred thirty (130) days from the date of the award under review, whereas the opposing Party must submit its responsive brief within one hundred ten (110) days of that date.  Oral argument shall take place within five (5) months after the date of the award under review, and the Appeal Arbitrator shall render a decision within forty-five (45) days following oral argument.  The decision of the Appeal Arbitrator will be considered the final award in the arbitration and will not be subject to further review, except pursuant to the Federal Arbitration Act.

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(i)                                     The Parties consent to the jurisdiction of the Federal District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder (including after review by the Appeal Arbitrator where such an appeal is pursued).  Should such court for any reason lack jurisdiction, any court with jurisdiction may act in the same fashion.

(j)                                    Each Party has the right before or, if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

(k)                                 EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

(l)                                     (i) EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE, EXEMPLARY OR MULTIPLIED DAMAGES FROM THE OTHER, except that the arbitrator(s) shall have the power to award any relief provided by governing statute, (ii) EACH PARTY HERETO WAIVES ANY CLAIM OF CONSEQUENTIAL DAMAGES FROM THE OTHER, and (iii) EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER, except in each case of (i), (ii) and (iii), the foregoing limitation will not apply with respect to indemnity for Third Party Claims as provided in Sections 13.1 and 13.2.

15.2                        Injunctive Relief.  Notwithstanding anything to the contrary in this Agreement, either Party will have the right to seek temporary or permanent injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction with respect to any matters arising out of the other Party’s performance of its obligations under this Agreement.

15.3                        Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, without regard to conflicts of law rules.

15.4                        Insurance.  Each Party shall procure and maintain at all times during the Term of this Agreement, at its own expense, insurance as specified in Exhibit C.  It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under ARTICLE 13.  Each Party shall provide the other with written evidence of such insurance upon request.  Each Party shall provide the other with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance.

15.5                        Entire Agreement; Amendment.  This Agreement, including, but not limited to, the Exhibits attached hereto (each of which is hereby incorporated herein by reference), sets

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forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, with respect to the subject matter hereof, between the Parties other than as are set forth herein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

15.6                        Force Majeure.  Neither Party shall be liable to the other for any failure or delay in the fulfillment of its obligations under this Agreement (other than the payment of monies due and owing to a Party under this Agreement), when any such failure or delay is caused by fire, flood, earthquakes, explosions, sabotage, strikes, lockouts, lack of adequate raw materials, insurrections, civil commotions, riots, invasions, wars, acts of war (whether war be declared or not), peril of the sea, acts, restraints, requisitions, regulations or directions of, or omissions or delays in acting by, Governmental Authorities, acts of God, or any similar cause beyond the reasonable control of the performing Party (each, a “Force Majeure Event”).  In the event that either Party is prevented from discharging its obligations under this Agreement on account of a Force Majeure Event, the performing Party will notify the other Party forthwith, and will nevertheless make every endeavor, in the utmost good faith, to discharge its obligations, even if in a partial or compromised manner.  Notwithstanding the foregoing, in the event that JBI is unable to cure any failure to fulfill its obligations under this Agreement due to Force Majeure Event within ninety (90) days of the notice of such failure, then Scholar Rock shall, at its discretion, have the ability to terminate this Agreement.

15.7                        Notices.  All notices or other communications that are required or permitted under this Agreement will be in writing and delivered personally, sent by internationally-recognized overnight courier to the addresses below.  Any such communication will be deemed to have been given (a) when delivered, if personally delivered, and (b) on the second Business Day after dispatch, if sent by internationally-recognized overnight courier.  Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

For JBI:	President
Janssen Biotech, Inc.
800/850 Ridgeview Drive
Horsham, PA 19044
Phone:215-325-5170

with a copy to:	Vice-President, Patent Law
Janssen Biotech, Inc.
1400 McKean Road
Spring House, PA 19477

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For Scholar Rock:	Scholar Rock, Inc.
Attention: President
300 Third St., 4th Floor
Cambridge, MA 02142

15.8                        Independent Contractors.  In making and performing this Agreement, JBI and Scholar Rock shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied for any purpose to create an agency, partnership, limited partnership, joint venture or employer and employee relationship between JBI and Scholar Rock and this Agreement shall not be construed to suggest otherwise.  At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.  Except as otherwise provided in this Agreement, each Party shall be solely responsible for its own costs and expenses associated with this Agreement.

15.9                        Assignment.

15.9.1                                      In general.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party; provided that, either Party may make such an assignment, without the other Party’s consent, to an Affiliate or to a successor to all or substantially all of the assets or business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets, reorganization or other transaction.  Any permitted assignment shall be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.9.1 shall be null and void.

15.9.2                                      Securitization.  Notwithstanding anything to the contrary in Section 15.9.1 or elsewhere in this Agreement, Scholar Rock may assign its rights to any Third Party to receive royalties under Section 8.3 (a “Securitization”), and Scholar Rock may disclose Confidential Information to a Third Party in connection with a Securitization to the extent reasonably necessary to enable the Third Party to evaluate the Securitization opportunity and to allow such Party to exercise its rights under this Section 15.9.2 (provided that such Third Party shall be subject pursuant to a written agreement to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of Scholar Rock pursuant to ARTICLE 10 hereof).  Any additional assignment of rights related to a Securitization shall be subject to a further written agreement between the Parties.

15.10                 Consequences of Scholar Rock Industry Transaction.

15.10.1                               [***].

15.10.2                               [***].

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15.11                 Counterparts.  This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures provided by facsimile or “PDF” transmission shall be deemed to be original signatures.

15.12                 Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.13                 Third Party Beneficiaries.  The agreements, covenants and representations contained herein are for the benefit of the Parties only and are not for the benefit of any Third Parties.

15.14                 Performance by Affiliates.  Subject to the terms and conditions of this Agreement, either Party may perform any obligation and exercise any right under this Agreement through any of its Affiliates.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.15                 Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.16                 Certain Conventions.  Any reference in this Agreement to an Article, subarticles, Section, paragraph, clause or Exhibit shall be deemed to be a reference to an Article, subarticles, Section, paragraph, clause or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated.  Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (c) words using the singular shall include the plural, and vice versa; (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation,” “inter alia” or words of similar import, and the words “exclude,” “excludes” and “excluding” shall be deemed to be followed by the phrase “but not limited to,” “without limitation,” “inter alia” or words of similar import; (e) the phrase “unreasonably withheld” or words of similar import, when used in connection with the right of a Party to consent or approve an action, shall mean that such consent or approval shall not be unreasonably withheld, refused, conditioned or delayed; and (f) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the

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then-current amendments thereto or any replacement law, rule or regulation thereof.  Whenever this Agreement refers to a number of days, unless otherwise specified, such number shall refer to calendar days.

15.17                 Headings.  The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

15.18                 No Waiver; Remedies.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.  The exercise of any right or remedy does not constitute the exclusive election, or prevent the exercise of any or all other rights or remedies, all rights and remedies being cumulative.

15.19                 Drafting Responsibility.  This Agreement has been fully and freely negotiated by the Parties hereto, shall be considered as having been drafted jointly by the Parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any Party on account of its participation in the drafting hereof.

15.20                 Anti-Corruption.  Neither Party shall perform any actions that are prohibited by local and other anti-corruption laws (including the U.S. Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to one or both Parties to this Agreement.  Without limiting the foregoing, neither Party shall make any payments, or offer or transfer anything of value, to any government official or government employee, to any political party official or candidate for political office or to any other Third Party related to the activities under this Agreement in a manner that would violate Anti-Corruption Laws.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Option and License Agreement by their proper officers as of the Effective Date.

Janssen Biotech, Inc.	Scholar Rock, Inc.

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT LIST

A - SCHOLAR ROCK PATENTS

B - PROGRAM PLAN

C - INSURANCE

D - NME CRITERIA

E - J&J UNIVERSAL CALENDAR

F - PRESS RELEASE

G - COLLABORATION MOLECULES AFFINITY & SELECTIVITY PARAMETERS

H - [***] CONSTRUCTS

I-ADDITIONAL LICENSE TERMS FOR CMCC IN-LICENSED PATENTS

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Exhibit A

Scholar Rock Patents

Docket No.:	Country	Owner	Title	Filing Date	Application No.:
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

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Exhibit B

Program Plan

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conversion after	[***]
[***] days

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Exhibit C

Insurance

Insurance Requirements

A.            For JBI and Scholar Rock:

Each Party shall maintain insurance coverage consistent with normal business practices and adequate to cover the risks associated with its performance of any activities under the Agreement.

B.            For JBI:

JBI will maintain insurance (or self-insurance) in an amount consistent with industry standards.  At a minimum, such insurance (or self-insurance) shall include (i) commercial general liability insurance in amounts not less than $2,000,000 per occurrence and $2,000,000 annual aggregate and (ii) product liability insurance in amounts not less than $2,000,000 per occurrence and $2,000,000 annual aggregate.

C               For Scholar Rock:

1.                                      Commercial General Liability and Umbrella Liability

Coverage on a Commercial General Liability Occurrence Coverage Form (or equivalent) including coverage for completed operations and contractual liability with limits of not less than $1,000,000 per occurrence and $2,000,000 annual aggregate.  Umbrella Liability with a limit of liability no less than $5,000,000 each occurrence.  Scholar Rock will obtain product liability coverage at such time as Scholar Rock or any of its Affiliates starts its first human clinical trial.

Each of the above coverages shall include worldwide coverage including coverage for USA jurisdiction claims and occurrences.  Scholar Rock’s policy shall include JBI and its Affiliates, and their directors, officers and employees, as Additional Insureds.

2.                                      Workers’ Compensation

Coverage on a Workers’ Compensation Form (or equivalent) in accordance with applicable law, covering all employees who are to provide services in connection with the Agreement.  Scholar Rock shall also maintain Employers’ Liability coverage, including alternate employer endorsement in favor of JBI, with limits of not less than the following:

Bodily Injury by Accident	$500,000 Each Accident
Bodily Injury by Disease	$500,000 Each Employee
Bodily Injury by Disease	$500,000 Policy Limit

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3.                                      Professional Liability/Errors & Omissions

Prior to April 2014, Scholar Rock will obtain coverage on a Professional Liability Form and/or Errors & Omissions (or equivalent) for the Term and for a period of at least three (3) years after termination.

4.                                      Miscellaneous

(a)           Scholar Rock’s policies for each of the coverages set forth above shall specifically waive any rights of subrogation against JBI and its Affiliates, and their directors, officers and employees.

(b)           Scholar Rock shall supply JBI with the above proof of insurance and forms, including any endorsements, as required upon the signing of this Agreement, but JBI’s failure to demand such proof or forms shall not waive JBI’s and/or JBI’s Affiliates’ rights to such coverage as specified herein.

(c)           All insurance companies for each of the coverages set forth above must be rated A or better with a financial rating of VII or better in the most recent A. M. Best’s Rating Guide.

(d)           All insurance policies for each of the coverages set forth above for Scholar Rock shall provide for thirty days (30) days’ prior written notice to JBI of any cancellation, nonrenewal or material change of coverage.

(e)           All Scholar Rock insurance will be primary with no right of contribution by JBI, its Affiliates, or their respective insurers.  Scholar Rock will be solely and fully responsible for any deductibles or self-insured retentions under any required coverage.  Scholar Rock will remain liable for any insurance obligation not satisfied; however, this requirement will in no way restrict or reduce any indemnification obligations contained elsewhere in this Agreement.

D. JBI acknowledges and agrees that Scholar Rock may satisfy any of its insurance requirements pursuant to Section B as an additional insured under its parent Scholar Rock, LLC’s policies, where such policies satisfy the coverage and limits specified in such Section B.

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Exhibit D

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Exhibit E

J& J Universal Calendar

	Johnson & Johnson 2013 Accounting Calendar
	Accounting	Weeks		2013
	Period	Month	YTD	Open	Close

1	January	4	4	31-Dec-12	27-Jan-13

2	February	4	8	28-Jan-13	24-Feb-13

3	March	5	13	25-Feb-13	31-Mar-13

4	April	4	17	1-Apr-13	28-Apr-13

5	May	4	21	29-Apr-13	26-May-13

6	June	5	26	27-May-13	30-Jun-13

7	July	4	30	1-Jul-13	28-Jul-13

8	August	4	34	29-Jul-13	25-Aug-13

9	September	5	39	26-Aug-13	29-Sep-13

10	October	4	43	30-Sep-13	27-Oct-13

11	November	4	47	28-Oct-13	24-Nov-13

12	December	5	52	25-Nov-13	29-Dec-13

	Johnson & Johnson 2014 Accounting Calendar
	Accounting	Weeks		2014
	Period	Month	YTD	Open	Close

1	January	4	4	30-Dec-13	26-Jan-14

2	February	4	8	27-Jan-14	23-Feb-14

3	March	5	13	24-Feb-14	30-Mar-14

4	April	4	17	31-Mar-14	27-Apr-14

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5	May	4	21	28-Apr-14	25-May-14

6	June	5	26	26-May-14	29-Jun-14

7	July	4	30	30-Jun-14	27-Jul-14

8	August	4	34	28-Jul-14	24-Aug-14

9	September	5	39	25-Aug-14	28-Sep-14

10	October	4	43	29-Sep-14	26-Oct-14

11	November	4	47	27-Oct-14	23-Nov-14

12	December	5	52	24-Nov-14	28-Dec-14

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Exhibit F

Press Release

Scholar Rock Announces Collaboration with Johnson & Johnson Innovation to Discover and Develop Novel Biologies for the Treatment of
Autoimmune Diseases and Cancer

Company’s first drug discovery partnership to target growth factor signaling in the immune system microenvironment with proprietary niche activators

CAMBRIDGE, MASS.  January 8, 2014—Scholar Rock, LLC, announced today that it has signed a research collaboration with Johnson & Johnson Innovation and its affiliate Janssen Biotech, Inc. to discover and develop novel biologic therapeutics that regulate signaling in the immune system by targeting the growth factor, TGF-beta 1.

“We are delighted to collaborate with Johnson & Johnson Innovation and Janssen Biotech to discover and develop novel biologies that target growth factor signaling in the immune system microenvironment, with the potential to have therapeutic effects specifically at the source of disease,” said Nagesh Mahanthappa, PhD, Chief Executive Officer of Scholar Rock.  “Although TGF-beta 1 has been actively pursued as a drug target, most current approaches encounter challenges in triggering systemic effects.  Our technology is designed to take a new approach by targeting TGF-beta 1 niche activators locally.”

The research collaboration will focus on the discovery and development of novel biologies, called niche activators, to target TGF-beta 1 in the immune system microenvironment and offer a potential new therapeutic approach for autoimmune diseases and cancer immunotherapies.  Immunologists from the Johnson & Johnson Innovation Center and Janssen Biotech will work with Scholar Rock to therapeutically target the TGF-beta 1 activation mechanism by applying Scholar Rock’s proprietary technology platform.  This platform builds upon the recent discoveries of Scholar Rock co-founder, Dr.  Timothy A.  Springer, that have elucidated molecular mechanisms of growth factor activation in tissue microenvironments.

“We envision development of niche activators as a broad class of therapeutics with novel mechanisms of action,” said Timothy A. Springer, PhD, co-founder of Scholar Rock and Latham Family Professor at Harvard Medical School and Professor of Medicine at Children’s Hospital Boston.  “This collaboration exploits new understanding of growth factor biology in the microenvironment in order to create novel therapeutics with the potential to maximize action at the site of disease, and offer a new approach for debilitating diseases with limited treatment options.”

Under the agreement, Janssen Biotech, Inc. obtains a worldwide exclusive option to license, develop and commercialize biologic therapeutics resulting from the alliance with Scholar Rock.  Scholar Rock will receive research support, and is eligible to receive option payments, preclinical,

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clinical and regulatory milestone payments.  Scholar Rock may also receive royalties and commercial milestones on product sales for each product advanced.

About Niche Activators of Growth Factors

Scholar Rock’s therapeutics are designed to target niche activators of protein growth factors that are uniquely present in the microenvironment of specific types of cells and tissues.  Niche activators are able to result in highly specific therapeutic effects for growth factor regulation at the site of disease, which is distinct from traditional approaches that systemically target a growth factor and shut down its harmful function in disease but can also cause side effects on normal functions that depend on the same growth factor.  Protein growth factors have been widely recognized as disease targets because of their fundamental roles in regulating cell growth and differentiation, but recent discoveries deepen the understanding of activation mechanisms in the extracellular and cell surface microenvironments that enable improved therapeutic strategies.

About Scholar Rock

Scholar Rock is a biotechnology company discovering and developing a new class of biologic therapies, called niche activators, to target disease-causing proteins in the microenvironment, resulting in therapeutic effects specifically at the source of disease.  The company’s proprietary technology has a unique capability for designing niche activators to be highly selective in targeting protein growth factors and open up a new therapeutic approach to address challenging diseases.  Scholar Rock’s founders and scientific advisors are leaders in elucidating new insights related to molecular mechanisms of growth factor signaling.  The company’s niche activators have a wide range of disease applications including autoimmune diseases, fibrosis, and diseases of musculoskeletal systems.

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Exhibit G

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Exhibit H

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Exhibit I

Additional License Terms for CMCC In-Licensed Patents

JBI’s license and other rights under the Agreement to the CMCC In-Licensed Patents are subject to the additional terms and conditions set forth below.

1.              Reserved Rights.

a.              As modified by the Letter Agreement between CMCC, Scholar Rock and JBI, on or about the date of the Agreement, CMCC retains a royalty-free, nonexclusive, right to practice and/or use the CMCC In-Licensed Patents for research, educational, clinical and/or charitable purposes, but no commercial purposes, and, for the avoidance of doubt, receipt of payment by CMCC for such clinical use shall not be deemed a commercial use.  CMCC has the right to license for a nominal fee (such as shipping and handling charges) the CMCC In-Licensed Patents to other academic or nonprofit research organizations to practice and/or use the CMCC In-Licensed Patents for research (excluding sponsored research), teaching and educational purposes only.  Any such license granted by CMCC shall specifically exclude and prohibit commercialization of the CMCC In-Licensed Patents unless such organization enters into an agreement with Scholar Rock on terms consistent with the In-License Agreement, but in other respects agreeable to Scholar Rock in Scholar Rock’s sole discretion, (see §II(B))

b.              Nothing in the In-License Agreement shall be construed to limit or constrain CMCC, or any officer, director, employee, member of its medical staff, or of any CMCC Affiliate (as defined in the In-License Agreement), from continuing to engage in related research; or from the development of related or unrelated inventions, discoveries, rights or technology, and from practicing, licensing or sublicensing related or unrelated intellectual property rights arising from inventions occurring after the effective date of the In-License Agreement; or from academic publication related thereto; or from entering into agreements and other relationships with other persons or organizations related to matters not directly and expressly within the scope of the In-License Agreement, (see §IT(E))

2.              Prosecution, Defense and Enforcement Rights.  JBI’s rights to prepare, file, prosecute and/or maintain under Section 11.3, to defend under Section 11.5, and to enforce under Section 11.6.1(b), the CMCC In-Licensed Patents are subject to the terms of such Sections and the terms of Article VII and Article VIII of the In-License Agreement.

3.              Indemnification.  (see §IX(A), (B), (D))

(a)         JBI shall indemnify, defend and hold harmless CMCC, its corporate affiliates, current or future directors, trustees, officers, faculty, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (collectively, the “CMCC Indemnitees”), against any claim, liability, cost, damage, deficiency, loss,

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expense or obligation of any kind or nature (including without limitation reasonable attorneys’ fees and other costs and expenses of litigation) incurred by or imposed upon the CMCC Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or service made, used or sold pursuant to any right or license granted to the CMCC In-Licensed Patents under the Agreement.  JBI’s indemnification hereunder shall not apply to any liability, damage, loss or expense to the extent that it is directly attributable to the negligent activities, reckless misconduct or intentional misconduct of the CMCC Indemnitees.

(b)         JBI agrees, at its own expense, to provide attorneys reasonably acceptable to CMCC to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

4.              Insurance.  (see §IX(E)-(G))

(a)         Without limiting the generality of JBI’s obligations under Section 15.4 (Insurance) of the Agreement, JBI shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $2,000,000 per occurrence and $2,000,000 annual aggregate and naming the CMCC Indemnitees as additional insureds.  JBI shall also procure and maintain, at its sole cost and expense, product liability insurance in amounts not less than $2,000,000 per occurrence and $2,000,000 annual aggregate.  The minimum amount of insurance coverage required hereunder shall not be construed to create a limit of JBI’s liability with respect to its indemnification obligations as specified in Paragraph 3 of this Exhibit I.

(b)         JBI shall provide CMCC with written evidence of such insurance upon written request of CMCC.  JBI shall provide CMCC with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance.  If JBI does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, CMCC shall have the right to terminate JBI’s license to the CMCC In-Licensed Patents under the license grant of Section 2.1.1 of the Agreement effective at the end of such fifteen (15) day period without notice of any additional waiting periods.

5.              Compliance with Laws; Export Controls.  JBI shall comply with all applicable laws and regulations, including, without limitation, statutes and regulations affecting drug testing, development, marketing and distribution; laws and implementing regulations of the Department of Commerce governing intellectual property in federally-funded inventions; and Export Administration Regulations of the United States Department of Commerce issued pursuant to the Export Administration Act of 1979 (50 App.  U.S.C. §2401 et.  seq.).  JBI understands and acknowledges that transfer of certain technical data, computer software, laboratory prototypes and other commodities is subject to United States laws and regulations

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controlling their export, some of which prohibit or require a license for the export of certain types of technical data, to certain specified countries.  JBI further acknowledges and agrees that CMCC neither represents that a license shall not be required, nor that if required, it shall be issued.  JBI shall comply with all United States laws and regulations, and any applicable similar laws and regulations of any other country, controlling the export of commodities and technical data, that it shall be solely responsible for any violation of such by its Affiliates and/or Sublicensees, and, subject to Paragraph 3 of this Exhibit I.  that it shall defend and hold CMCC, its affiliates and their officers, directors, employees, agents, and medical staff harmless in the event of any legal action of any nature occasioned by such violation, and any action by any governmental agency or authority, or any other party, relating to any asserted illegality or regulatory violation in the development, production, approval, marketing, sale, storage, manufacture, distribution, export or commercialization of Licensed Products, (see §XI (A))

6.              Non-Use of Names; No Endorsement.  JBI acknowledges and agrees that it shall not use the names, logos or trademarks of CMCC or any of its affiliates, nor the name or photograph or other depiction of any employee or member of the staff or student of CMCC or such affiliates, nor any adaptation of any of the foregoing, in any advertising, promotional, or sales literature without, in each case, prior written consent from CMCC and from the individual staff member, employee, or student if such individual’s name, photograph or depiction is used.  Notwithstanding the foregoing, JBI may state that it is licensed by CMCC under one or more of the CMCC In-Licensed Patents, and JBI may comply with disclosure requirements of all applicable laws relating to its business, including United States and state security laws.  In addition, JBI may refer to publications by employees of CMCC in the scientific literature, (see §XII)

7.              Third Party Beneficiary.  JBI acknowledges and agrees that CMCC is not a party to this Agreement and has no liability to JBI or any of its Affiliates or Sublicensees, but CMCC is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of CMCC and are enforceable by CMCC in its own name.  (see §XVII (D))

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AMENDMENT #1

This Amendment # 1 (“Amendment”), dated as of December 15, 2015 (the “Amendment Effective Date”), is entered into by and between Scholar Rock, Inc., a Delaware corporation (“Scholar Rock”) with a principal place of business at 620 Memorial Drive, Cambridge, MA 02139, and Janssen Biotech, Inc. (“Janssen”), a Pennsylvania corporation with a principal place of business at 800/850 Ridgeview Drive, Horsham, PA 19044 to amend the Agreement (as defined below).  Scholar Rock and Janssen together shall be referred to as the “Parties.”  All capitalized terms used in the Amendment shall have the same meaning as defined in the Agreement.

WHEREAS, the Parties entered into an Option and License Agreement effective as of December 17, 2013 (the “Agreement”).

WHEREAS, the Agreement provided for the research and development in accordance with a Program Plan to identify Collaboration Molecules with both an R/A Pharmacological Profile and an S/I Pharmacological Profile, as defined in the Agreement.

WHEREAS, the Collaboration Term of the Agreement for both pharmacological profiles will expire on December 17, 2015, unless terminated earlier in Accordance with the Agreement.

WHEREAS, the Parties would like to extend the Collaboration Term to allow for performance of a revised Program Plan for only the R/A Pharmacological Profile until March 31, 2016 (the “Extended R/A Collaboration Term”).

NOW, THEREFORE, in consideration for the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:

1.                                      The Collaboration Term for only the R/A Pharmacological Profile shall be extended until the earlier of:  (i) March 31, 2016, or (ii) such date as JBI has exercised its License Option for Collaboration Molecules with the R/A Pharmacological Profile.  All terms in the Agreement applicable to the R/A Pharmacological Profile shall continue to be effective during the Extended R/A Collaboration Term.

2.                                      The revised Program Plan is attached as Exhibit A.  Scholar Rock shall conduct the revised Program Plan in Exhibit A during the Extended R/A Collaboration Term in accordance with the procedures and standards described in the Agreement.

3.                                      The cost of the revised Program Plan is attached as Exhibit B.  Janssen shall pay up to [***].  Scholar Rock shall provide JBI with an invoice of the prior Universal Quarter’s external costs and FTE usage including reasonably detailed itemization which shall be due and payable within sixty (60) days after receipt thereof in accordance with Section 9.1.2.

For clarity, the Extended R/A Collaboration Term does not extend the Collaboration Term for the S/I Pharmacological Profile.  The Collaboration Term, the Option Period, and all terms and conditions of the Agreement with respect to the S/I Pharmacological Profile shall continue to expire on December 17, 2015, unless earlier terminated in accordance with the Agreement or extended by a separate extension that is mutually agreed in writing.

1

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Except as described in this Amendment, no other terms or conditions of the Agreement are modified.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as the Amendment Effective Date.

Scholar Rock, Inc.	Janssen Biotech, Inc.

By:	By:

Name:	Name:

Title:	Title:

2

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EXHIBIT A

(Following 2 pages)

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Exhibit B

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